UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21563

Eaton Vance Short Duration Diversified Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2020

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Short Duration Diversified Income Fund (EVG)

Annual Report

October 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Fund electronically by contacting AST. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report October 31, 2020

Eaton Vance

Short Duration Diversified Income Fund

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended October 31, 2020, was dominated by the outbreak of the novel coronavirus, which turned into a global pandemic that ended the longest-ever U.S. economic expansion. Mitigation measures by governmental authorities intended to limit the spread of the virus led to a dramatic decline in employment and economic activity across the globe.

The first two months of the period were relatively uneventful for capital markets. The initial signs of trouble appeared in late January 2020, as coronavirus headlines rattled investor nerves across the globe. Globally, central banks cut interest rates and imposed easy monetary policies in an effort to stimulate their economies in the early months of the pandemic. For example, the U.S. Federal Reserve (the Fed) cut its benchmark federal funds rate to a range of 0.00%-0.25% during the period.

The Fed also transitioned from allowing approximately $20 billion in agency mortgage-backed securities (MBS) to roll off its balance sheet per month at the beginning of the period, to purchasing over $1 trillion in agency MBS since March 2020 in an attempt to stabilize the mortgage market. In response to the Fed’s actions, the MBS market heated up and the average 30-year mortgage rate fell by nearly 1.00% — or 100 basis points (bps). As mortgage rates approached record lows, current and prospective homeowners took advantage by purchasing new homes and refinancing existing mortgages. Despite the Fed’s support, faster prepayments and higher supply caused MBS spreads to widen by about 10 bps during the period, carrying them 30 bps higher than long-term averages.

The coronavirus outbreak was also the macro factor that dominated emerging markets with undiversified economies during the period, particularly those markets vulnerable to the economic impacts through overreliance on tourism, manufacturing as part of global supply chains, or commodity extraction. Many countries responded with large fiscal stimulus packages — in part funded by extraordinary financing packages offered by the International Monetary Fund and other international financial institutions. Some countries rapidly eased their monetary policies during the period. After the extreme volatility and sell-off during March lows, the asset class broadly rebounded through August 2020, but slowed in September as second waves of COVID-19 around the globe started to reemerge.

In the corporate floating-rate loan market, loan prices started the period strong, but fell sharply as the coronavirus spread in early 2020. March proved to be the worst month of the period for senior loans, and the second-worst month in the history of the asset class as the average price of loans in the S&P/LSTA Leveraged Loan Index bottomed at $76.23 on March 23. The loan market turned a corner as central banks around the world stepped in to shore up capital markets. In response, the loan market began a rally that continued through the end of the period.

Fund Performance

For the 12-month period ended October 31, 2020, Eaton Vance Short Duration Diversified Income Fund (the Fund) returned –1.80% at net asset value of its common shares (NAV), underperforming its blended benchmark — 33.33% S&P/LSTA Leveraged Loan Index, 33.33% ICE BofA U.S. Mortgage-Backed Securities Index, and 33.34% J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified Spread (the Blended Index) — which returned 0.34%.

The performance of the Fund’s non-U.S. investments, which included a mix of derivative positions and bonds, was negative overall, but outperformed the J.P. Morgan EMBI Global Diversified Spread (EMD Index) during the period. On a relative basis, sovereign credit positions in Mexico, Sri Lanka, the Dominican Republic, and Bahrain were among the top contributors to performance. Top detractors on a relative basis included sovereign credit positions in El Salvador, Costa Rica, and Egypt.

The Fund’s investments in mortgage-backed securities (MBS) contributed to performance relative to the Blended Index during the period, but trailed the ICE BofA U.S. Mortgage-Backed Securities Index (the MBS Index) during the period. Relative performance was largely attributed to the Fund’s duration positioning. The MBS portion of the Fund employs a shorter duration strategy than the MBS Index, which hurt relative performance during the period when two-year Treasury yields fell 137 basis points.

The Fund’s exposure to floating-rate corporate loans also contributed to returns during the period, although the performance of this allocation trailed the S&P/LSTA Leveraged Loan Index (the Loan Index) during the period. On quality, the Fund’s overweight exposure to higher quality BB-rated loans hurt, as this credit tier underperformed the Loan Index. Additionally, underweight exposures to the electronic/electrical and health care industries detracted from the Fund’s performance relative to the Loan Index during the period. Loan selection was positive in the cable & satellite television and business equipment & services segments. On the other hand, loan picks in the volatile oil & gas segment detracted from relative performance during the period.

The Fund’s allocations to high yield corporate bonds and collateralized loan obligations, which are not part of the Blended Index, also contributed to performance during the period. On the other hand, exposure to commercial MBS detracted from returns during the period. Additionally, the Fund’s use of leverage detracted from returns relative to the Blended Index, which does not employ leverage.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Performance2,3

Portfolio Managers Catherine C. McDermott, Andrew Szczurowski, CFA, Eric Stein, CFA and Sarah C. Orvin, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years

Fund at NAV	02/28/2005	–1.80%	4.12%	3.81%
Fund at Market Price	—	–3.32	4.40	3.06

Blended Index	—	0.34%	—	—

% Premium/Discount to NAV[4]

				–10.43%

Distributions[5]

Total Distributions per share for the period				$0.905
Distribution Rate at NAV				6.80%

Distribution Rate at Market Price				7.59

% Total Leverage[6]

Derivatives				23.92%
Borrowings				14.35

Fund Profile

Asset Allocation (% of total leveraged assets)7

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

The Fund’s Investment Objectives, Principal Strategies and Principal Risks8

Investment Objectives. The Fund’s investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary goal of high current income.

Principal Strategies. The Fund will invest at least 25% of its net assets in each of the following three investment categories: (i) senior, secured floating rate loans made to corporate and other business entities, which are typically rated below investment grade (“Senior Loans”); (ii) bank deposits denominated in foreign currencies, debt obligations of foreign governmental and corporate issuers, including emerging market issuers, which are denominated in foreign currencies or U.S. dollars, and positions in foreign currencies; and (iii) mortgage-backed securities that are issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities or that are issued by private issuers. The Fund may invest, within its Senior Loans category, in U.S. corporate debt obligations rated below investment grade (“U.S. High Yield Bonds”), commonly referred to as “junk” bonds. The Fund currently may invest without limit in foreign investments denominated in U.S. dollars and may invest up to 15% of its net assets in foreign investments denominated in euros, British pounds, Swiss francs, Canadian dollars and Australian dollars.

At least 80% of the Fund’s total leveraged assets will be invested in its three principal investment categories, including through the use of derivatives; the Fund’s exposure to each of these categories will equal at least 25% of the Fund’s net assets, including through the use of derivatives. Total leveraged assets are net assets plus liabilities or obligations attributable to investment leverage and the notional value of long and short forward foreign currency contracts, futures contracts and swaps held by the Fund. The Fund may obtain investment exposures through long or short positions in derivative instruments, including derivatives with U.S. High Yield Bonds as reference instruments (such as credit default swap indices), and through investment in other investment companies. The Fund may enter into forward commitments to purchase generic U.S. government agency mortgage-backed securities, with the total amount of such commitments not exceed 10% of the Fund’s total net assets (“Generic MBS”). The Fund may also enter into forward commitments to sell Generic MBS, with the total amount of such outstanding commitments not to exceed 50% of the Fund’s mortgage-backed securities holdings.

The Fund may, also, invest in investment grade bonds, including corporate bonds, asset-backed securities and commercial mortgage-backed securities, and other permitted investments. The Fund is required to maintain (i) a weighted average portfolio credit quality of investment grade, which is at least BBB- as determined by S&P Global Ratings or Fitch Ratings Inc., or Baa3 as determined by Moody’s Investors Service, Inc. or, if unrated, determined to be of comparable quality by the adviser and (ii) a duration of no more than three years, including the effect of leverage.

The Fund may execute short sales of sovereign bonds and may enter into reverse repurchase agreements.

The Fund employs leverage to seek opportunities for additional income. Leverage may amplify the effect on the Fund’s NAV of any increase or decrease in the value of investments held. There can be no assurance that the use of borrowings will be successful. The Fund has borrowed to establish leverage. The Fund also may establish leverage through derivatives and reverse repurchase agreements.

Principal Risks

Market Discount Risk. The shares of closed-end management investment companies often trade at a discount from their NAV, and the common shares may likewise trade at a discount from NAV. This risk is separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities. The trading price of the Fund’s Common Shares may be less than the public offering price.

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.

Credit Risk. Investments in fixed income and other debt obligations, including loans, (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated United States debt issuer.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

The Fund’s Investment Objectives, Principal Strategies and Principal Risks8 — continued

Emerging Markets Investment Risk. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain sectors. Emerging market securities often involve greater risks than developed market securities. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. The impact of interest rate changes is significantly less for floating-rate instruments that have relatively short periodic rate resets (e.g., ninety days or less). In a rising interest rate environment, the durations or maturities of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

LIBOR Transition and Associated Risk. The London Interbank Offered Rate (“LIBOR”) is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association. LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements.

Due to manipulation allegations in 2012 and reduced activity in the financial markets that it measures, in July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced a desire to phase out the use of LIBOR by the end of 2021.

Although the period from the FCA announcement until the end of 2021 is generally expected to be enough time for market participants to transition to the use of a different benchmark for new securities and transactions, there remains uncertainty regarding the future utilization of LIBOR and the specific replacement rate or rates. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments utilized by the Fund cannot yet be determined. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a change in (i) the value of certain instruments held by the Fund, (ii) the cost of borrowing for the Fund, or (iii) the effectiveness of related Fund transactions such as hedges, as applicable. When LIBOR is discontinued, the LIBOR replacement rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt-securities with floating or fixed-to-floating rate coupons. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Loans Risk. Loans are traded in a private, unregulated inter-dealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restriction may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. See also “Market Risk” above. It also may take longer than seven days for transactions in loans to settle. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors. Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event of such actions or if covenants are breached. The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S. Loans may be structured such that they are not securities under securities law, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities. Although certain mortgage- and asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity, the market price for such securities is not guaranteed and will fluctuate. The purchase of mortgage- and asset-backed securities issued by non-government entities may entail greater risk than such securities that are issued or guaranteed by a government entity. Mortgage- and asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying mortgages or other assets. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. Asset-backed securities represent interests in a pool of assets, such as home equity loans, commercial mortgage-backed securities (“CMBS”), automobile receivables or credit card receivables, and include collateralized loan obligations (“CLOs”) and stripped securities. Interests in collateralized loan obligations (“CLOs”) are split into two or more portions, called tranches, which vary in risk, maturity, payment priority and yield. Each CLO tranche is entitled to

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

The Fund’s Investment Objectives, Principal Strategies and Principal Risks8 — continued

scheduled debt payments from the underlying loans and assumes the risk of a default by the underlying loans. The Fund will indirectly bear any management fees and expenses incurred by a CLO.

Lower Rated Investments Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives. A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Leverage Risk. Certain Fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Reverse Repurchase Agreements. In the event of the insolvency of the counterparty to a reverse repurchase agreement, recovery of the securities sold by the Fund may be delayed. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities sold by the Fund exceeds the repurchase price payable by the Fund. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities sold to the counterparty or the securities which the Fund purchases with the proceeds under the agreement would affect the value of the Fund’s assets. As a result, such agreements may increase fluctuations in the net asset value of the Fund’s shares. Because reverse repurchase agreements are considered to be a form of borrowing by the Fund (and a loan from the counterparty), they constitute leverage.

Short Sale Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. Short sale risks include, among others, the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

When-Issued and Forward Commitment Risk. Securities purchased on a when-issued or forward commitment basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price.

U.S. Government Securities Risk. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

Recent Market Conditions. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

See Endnotes and Additional Disclosures in this report.

6

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

The Fund’s Investment Objectives, Principal Strategies and Principal Risks8 — continued

Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objectives. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See Endnotes and Additional Disclosures in this report.

7

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. ICE BofA U.S. Mortgage-Backed Securities Index is an unmanaged index of fixed rate residential mortgage pass-through securities issued by U.S. agencies. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified is a market-cap weighted index that measures USD-denominated Brady Bonds, Eurobonds, and traded loans issued by sovereign entities. The J.P. Morgan EMBI Global Diversified Spread Index is the spread component of the Index. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2020, J.P. Morgan Chase & Co. All rights reserved. The Blended Index consists of 33.33% S&P/LSTA Leveraged Loan Index, 33.33% ICE BofA U.S. Mortgage-Backed Securities Index and 33.34% J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified Spread, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. Absent an expense waiver by the investment adviser, if applicable, the returns would be lower.

[4]

The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

The Fund employs leverage through derivatives and borrowings. Total leverage is shown as a percentage of the Fund’s aggregate net assets plus the absolute notional value of long and short derivatives and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]

Total leveraged assets include all assets of the Fund (including those acquired with financial leverage) and derivatives held by the Fund. Asset Allocation as a percentage of the Fund’s net assets amounted to 161.9%. Please refer to the definition of total leveraged assets within the Notes to Financial Statements included herein.

[8]

The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares. Common shares of the Fund are available for purchase and sale only at current market prices in secondary market trading.

Fund profile subject to change due to active management.

Additional Information

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

8

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Endnotes and Additional Disclosures — continued

Important Notice to Shareholders

Effective November 1, 2020, the Fund will be managed by Catherine C. McDermott, Andrew Szczurowski, Eric A. Stein and Sarah C. Orvin.

On August 13, 2020, the Board of Trustees of the Fund amended and restated the Fund’s By-Laws (the “Amended and Restated By-Laws”). The Amended and Restated By-Laws include provisions (the “Control Share Provisions”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of Fund shares in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share Provisions are primarily intended to protect the interests of the Fund and its shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic hedge funds or other activist investors. The Control Share Provisions do not eliminate voting rights for shares acquired in Control Share Acquisitions, but rather, they entrust the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of voting rights for such shares. Subject to various conditions and exceptions, the Amended and Restated By-Laws define a “Control Share Acquisition” to include an acquisition of Fund shares that, but for the Control Share Provisions, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Fund Trustees in any of the following ranges: (i) one-tenth or more, but less than one-fifth of all voting power; (ii) one-fifth or more, but less than one-third of all voting power; (iii) one-third or more, but less than a majority of all voting power; or (iv) a majority or more of all voting power. Share acquisitions prior to August 13, 2020 are excluded from the definition of Control Share Acquisition. This discussion is only a high-level summary of certain aspects of the Control Share Provisions, and is qualified in its entirety by reference to the full Amended and Restated By-Laws. The Amended and Restated By-Laws were filed by the Fund on Form 8-K with the Securities and Exchange Commission and are available at sec.gov.

9

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Portfolio of Investments

Senior Floating-Rate Loans — 32.5%(1)
Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.7%

AI Convoy (Luxembourg) S.a.r.l.

Term Loan, 4.50%, (USD LIBOR + 3.50%, Floor 1.00%), Maturing January 17, 2027(2)	100	$97,976

Dynasty Acquisition Co., Inc.

Term Loan, 3.72%, (3 mo. USD LIBOR + 3.50%), Maturing April 6, 2026	43	38,899

Term Loan, 3.72%, (3 mo. USD LIBOR + 3.50%), Maturing April 6, 2026	81	72,352

TransDigm, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing August 22, 2024	481	453,726

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing December 9, 2025	948	893,795

		$1,556,748

Air Transport — 0.3%

JetBlue Airways Corporation

Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), Maturing June 17, 2024	173	$172,396

Mileage Plus Holdings, LLC

Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), Maturing June 25, 2027	125	127,412

SkyMiles IP, Ltd.

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing October 20, 2027	300	299,531

		$599,339

Automotive — 1.0%

Adient US, LLC

Term Loan, 4.42%, (USD LIBOR + 4.25%), Maturing May 6, 2024(2)	99	$97,577

Autokiniton US Holdings, Inc.

Term Loan, 6.52%, (1 mo. USD LIBOR + 6.38%), Maturing May 22, 2025	122	118,522

Clarios Global, L.P.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing April 30, 2026	535	519,307

Dayco Products, LLC

Term Loan, 4.51%, (3 mo. USD LIBOR + 4.25%), Maturing May 19, 2023	169	107,796

Goodyear Tire & Rubber Company (The)

Term Loan - Second Lien, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing March 7, 2025	383	371,594

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Automotive (continued)

IAA, Inc.

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing June 28, 2026	97	$94,331

Les Schwab Tire Centers

Term Loan, Maturing October 28, 2027(3)	400	397,000

Tenneco, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025	516	477,932

Thor Industries, Inc.

Term Loan, 3.94%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2026	142	140,783

		$2,324,842

Brokerage / Securities Dealers / Investment Houses — 0.1%

Advisor Group, Inc.

Term Loan, 5.15%, (1 mo. USD LIBOR + 5.00%), Maturing July 31, 2026	174	$167,826

OZ Management L.P.

Term Loan, 4.94%, (1 mo. USD LIBOR + 4.75%), Maturing April 10, 2023	3	3,400

		$171,226

Building and Development — 1.4%

American Builders & Contractors Supply Co., Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing January 15, 2027	347	$336,917

American Residential Services, LLC

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), Maturing October 15, 2027	100	99,000

APi Group DE, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing October 1, 2026	223	219,056

Applecaramel Buyer, LLC

Term Loan, 4.50%, (6 mo. USD LIBOR + 4.00%, Floor 0.50%), Maturing October 19, 2027	325	320,667

Brookfield Property REIT, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing August 27, 2025	147	123,407

Core & Main L.P.

Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing August 1, 2024	170	166,226

Cornerstone Building Brands, Inc.

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing April 12, 2025	98	96,433

CPG International, Inc.

Term Loan, 4.75%, (12 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing May 5, 2024	221	220,954

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Building and Development (continued)

Cushman & Wakefield U.S. Borrower, LLC

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing August 21, 2025	786	$754,280

LSF11 Skyscraper Holdco S.a.r.l.

Term Loan, Maturing August 7, 2027(3)	150	149,438

Quikrete Holdings, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing February 1, 2027	429	421,842

RE/MAX International, Inc.

Term Loan, 3.50%, (3 mo. USD LIBOR + 2.75%, Floor 0.75%), Maturing December 15, 2023	387	384,638

		$3,292,858

Business Equipment and Services — 2.8%

Airbnb, Inc.

Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing April 17, 2025	125	$132,896

AlixPartners, LLP

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing April 4, 2024	123	119,541

Allied Universal Holdco, LLC

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing July 10, 2026	471	462,402

AppLovin Corporation

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing August 15, 2025	320	313,767

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing August 15, 2025	100	98,567

ASGN Incorporated

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing April 2, 2025	45	44,328

Asplundh Tree Expert, LLC

Term Loan, 2.64%, (1 mo. USD LIBOR + 2.50%), Maturing September 7, 2027	175	174,854

Bracket Intermediate Holding Corp.

Term Loan, 4.48%, (3 mo. USD LIBOR + 4.25%), Maturing September 5, 2025	123	119,591

Camelot U.S. Acquisition 1 Co.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing October 30, 2026	273	267,069

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing October 30, 2026	175	172,703

CCC Information Services, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing April 29, 2024	292	289,737

Ceridian HCM Holding, Inc.

Term Loan, 2.60%, (1 week USD LIBOR + 2.50%), Maturing April 30, 2025	221	213,701

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Deerfield Dakota Holding, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing April 9, 2027	324	$320,014

EAB Global, Inc.

Term Loan, 4.75%, (USD LIBOR + 3.75%, Floor 1.00%), Maturing November 15, 2024(2)	195	190,369

EIG Investors Corp.

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing February 9, 2023	457	454,303

Garda World Security Corporation

Term Loan, 4.90%, (1 mo. USD LIBOR + 4.75%), Maturing October 30, 2026	120	120,101

Greeneden U.S. Holdings II, LLC

Term Loan, Maturing October 8, 2027(3)	125	123,750

IG Investment Holdings, LLC

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing May 23, 2025	423	416,757

Illuminate Buyer, LLC

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing June 16, 2027	125	123,172

Intrado Corp.

Term Loan, 5.00%, (USD LIBOR + 4.00%, Floor 1.00%), Maturing October 10, 2024(2)	170	158,730

IRI Holdings, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing December 1, 2025	221	217,654

Iron Mountain, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing January 2, 2026	122	117,609

KAR Auction Services, Inc.

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing September 19, 2026	99	95,659

KUEHG Corp.

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing February 21, 2025	311	285,573

Term Loan - Second Lien, 9.25%, (3 mo. USD LIBOR + 8.25%, Floor 1.00%), Maturing August 22, 2025	50	44,906

Monitronics International, Inc.

Term Loan, 7.75%, (1 mo. USD LIBOR + 6.50%, Floor 1.25%), Maturing March 29, 2024	199	158,463

PGX Holdings, Inc.

Term Loan, 10.50%, (12 mo. USD LIBOR + 9.50%, Floor 1.00%), 6.25% cash, 4.25% PIK, Maturing September 29, 2023	276	235,494

Pre-Paid Legal Services, Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2025	66	64,208

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Red Ventures, LLC

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing November 8, 2024		234	$226,044

Spin Holdco, Inc.

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing November 14, 2022		597	583,073

Techem Verwaltungsgesellschaft 675 mbH

Term Loan, 2.63%, (6 mo. EURIBOR + 2.63%), Maturing July 15, 2025	EUR	111	127,354

Tempo Acquisition, LLC

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), Maturing November 2, 2026		128	123,772

TruGreen Limited Partnership

Term Loan, Maturing October 29, 2027(3)		100	99,000

			$6,695,161

Cable and Satellite Television — 1.6%

Charter Communications Operating, LLC

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing February 1, 2027		535	$522,123

CSC Holdings, LLC

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing July 17, 2025		443	429,000

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2026		147	142,480

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2027		196	190,179

Numericable Group S.A.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing July 31, 2025		314	300,296

Telenet Financing USD, LLC

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing April 30, 2028		575	556,223

UPC Broadband Holding B.V.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing April 30, 2028		125	120,365

Term Loan, Maturing January 31, 2029(3)		288	280,672

Term Loan, Maturing January 31, 2029(3)		288	280,672

Virgin Media Bristol, LLC

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing January 31, 2028		650	628,920

Term Loan, Maturing January 31, 2029(3)		175	172,062

Virgin Media SFA Finance Limited

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), Maturing January 31, 2029	EUR	175	198,421

			$3,821,413

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics — 1.4%

Aruba Investments, Inc.

Term Loan, 5.25%, (6 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing July 7, 2025		175	$174,781

Emerald Performance Materials, LLC

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing August 12, 2025		240	239,000

Ferro Corporation

Term Loan, 2.47%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		48	47,583

Term Loan, 2.47%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		49	48,617

Gemini HDPE, LLC

Term Loan, 2.72%, (3 mo. USD LIBOR + 2.50%), Maturing August 7, 2024		321	314,922

H.B. Fuller Company

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing October 20, 2024		190	186,668

Hexion, Inc.

Term Loan, 3.73%, (3 mo. USD LIBOR + 3.50%), Maturing July 1, 2026		123	121,740

INEOS Enterprises Holdings II Limited

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing August 28, 2026	EUR	25	28,704

INEOS US Finance, LLC

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing April 1, 2024		511	498,011

Messer Industries GmbH

Term Loan, 2.72%, (3 mo. USD LIBOR + 2.50%), Maturing March 1, 2026		172	168,281

PQ Corporation

Term Loan, 2.46%, (3 mo. USD LIBOR + 2.25%), Maturing February 7, 2027		259	252,416

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing February 7, 2027		299	297,380

Pregis TopCo Corporation

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing July 31, 2026		99	96,986

Starfruit Finco B.V.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025		360	349,749

Tronox Finance, LLC

Term Loan, 3.18%, (USD LIBOR + 3.00%), Maturing September 23, 2024(2)		443	434,388

			$3,259,226

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Containers and Glass Products — 0.5%

Berry Global, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing July 1, 2026	148	$143,390

BWAY Holding Company

Term Loan, 3.48%, (3 mo. USD LIBOR + 3.25%), Maturing April 3, 2024	233	218,379

Flex Acquisition Company, Inc.

Term Loan, 3.48%, (3 mo. USD LIBOR + 3.25%), Maturing June 29, 2025	220	211,980

Reynolds Consumer Products, LLC

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing February 4, 2027	334	328,355

Reynolds Group Holdings, Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing February 5, 2026	225	219,937

		$1,122,041

Cosmetics / Toiletries — 0.1%

Kronos Acquisition Holdings, Inc.

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing May 15, 2023	295	$292,939

		$292,939

Drugs — 1.7%

Akorn, Inc.

Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing October 1, 2025	71	$71,667

Alkermes, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing March 27, 2023	69	69,112

Amneal Pharmaceuticals, LLC

Term Loan, 3.69%, (1 mo. USD LIBOR + 3.50%), Maturing May 4, 2025	513	490,406

Arbor Pharmaceuticals, Inc.

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing July 5, 2023	186	162,630

Bausch Health Companies, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing June 2, 2025	668	653,522

Catalent Pharma Solutions, Inc.

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing May 18, 2026	123	122,817

Elanco Animal Health Incorporated

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing August 1, 2027	293	287,070

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Drugs (continued)

Endo Luxembourg Finance Company I S.a.r.l.

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), Maturing April 29, 2024	750	$717,571

Grifols Worldwide Operations USA, Inc.

Term Loan, 2.09%, (1 week USD LIBOR + 2.00%), Maturing November 15, 2027	124	121,254

Horizon Therapeutics USA, Inc.

Term Loan, 2.19%, (1 mo. USD LIBOR + 2.00%), Maturing May 22, 2026	331	324,366

Mallinckrodt International Finance S.A.

Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), Maturing September 24, 2024	694	641,273

Term Loan, 5.75%, (6 mo. USD LIBOR + 5.00%, Floor 0.75%), Maturing February 24, 2025	231	213,689

Packaging Coordinators Midco, Inc.

Term Loan, Maturing September 25, 2027(3)	175	172,703

		$4,048,080

Ecological Services and Equipment — 0.2%

EnergySolutions, LLC

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing May 9, 2025	171	$163,792

GFL Environmental, Inc.

Term Loan, 4.00%, (USD LIBOR + 3.00%, Floor 1.00%), Maturing May 30, 2025(2)	275	272,861

		$436,653

Electronics / Electrical — 5.1%

Applied Systems, Inc.

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing September 19, 2024	413	$411,663

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing September 19, 2025	75	75,609

Astra Acquisition Corp.

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing March 1, 2027	124	124,997

Avast Software B.V.

Term Loan, 3.25%, (3 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing September 29, 2023	33	32,695

Banff Merger Sub, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing October 2, 2025	368	358,229

Blackhawk Network Holdings, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing June 15, 2025	122	114,917

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Cambium Learning Group, Inc.

Term Loan, 4.72%, (3 mo. USD LIBOR + 4.50%), Maturing December 18, 2025	125	$120,833

Castle US Holding Corporation

Term Loan, 3.97%, (3 mo. USD LIBOR + 3.75%), Maturing January 29, 2027	142	133,651

CDW, LLC

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing October 13, 2026	545	543,829

CentralSquare Technologies, LLC

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing August 29, 2025	123	110,378

Cohu, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025	98	94,742

CommScope, Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing April 6, 2026	272	263,198

Cornerstone OnDemand, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing April 22, 2027	268	266,079

E2open, LLC

Term Loan, Maturing October 29, 2027(3)	125	124,219

ECI Macola/Max Holdings, LLC

Term Loan, 5.25%, (1 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing September 27, 2024	122	121,023

Electro Rent Corporation

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing January 31, 2024	266	262,516

Epicor Software Corporation

Term Loan, 5.25%, (1 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing July 30, 2027	99	99,169

EXC Holdings III Corp.

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing December 2, 2024	73	72,117

Finastra USA, Inc.

Term Loan, 4.50%, (USD LIBOR + 3.50%, Floor 1.00%), Maturing June 13, 2024(2)	391	370,513

Flexera Software, LLC

Term Loan, 4.25%, (USD LIBOR + 3.25%, Floor 1.00%), Maturing February 26, 2025(2)	24	24,162

Go Daddy Operating Company, LLC

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing February 15, 2024	599	586,040

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing August 10, 2027	175	171,998

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Hyland Software, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), Maturing July 1, 2024	520	$514,114

Imperva, Inc.

Term Loan, Maturing January 12, 2026(3)	100	98,812

Infoblox, Inc.

Term Loan, 4.65%, (1 mo. USD LIBOR + 4.50%), Maturing November 7, 2023	113	112,831

Informatica, LLC

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing February 25, 2027	920	891,383

LogMeIn, Inc.

Term Loan, 4.89%, (1 mo. USD LIBOR + 4.75%), Maturing August 31, 2027	225	218,531

MA FinanceCo., LLC

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024	25	23,385

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing June 5, 2025	275	272,422

Milano Acquisition Corp.

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing October 1, 2027	425	418,359

MTS Systems Corporation

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), Maturing July 5, 2023	92	91,440

NCR Corporation

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing August 28, 2026	149	144,231

Redstone Buyer, LLC

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing September 1, 2027	225	223,312

Refinitiv US Holdings, Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025	172	169,729

Renaissance Holding Corp.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing May 30, 2025	171	165,432

Seattle Spinco, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024	167	157,922

SkillSoft Corporation

Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing December 27, 2024	61	60,733

Term Loan - Second Lien, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing April 27, 2025	200	197,413

SolarWinds Holdings, Inc.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2024	170	167,409

14	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Solera, LLC

Term Loan, 2.92%, (2 mo. USD LIBOR + 2.75%), Maturing March 3, 2023	122	$118,572

SS&C Technologies Holdings Europe S.a.r.l.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing April 16, 2025	161	156,390

SS&C Technologies, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing April 16, 2025	229	222,598

SurveyMonkey, Inc.

Term Loan, 3.86%, (1 week USD LIBOR + 3.75%), Maturing October 10, 2025	216	211,827

Tech Data Corporation

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing June 30, 2025	175	175,109

Tibco Software, Inc.

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing June 30, 2026	196	190,457

Uber Technologies, Inc.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing July 13, 2023	312	307,190

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), Maturing April 4, 2025	220	217,518

Ultimate Software Group, Inc. (The)

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing May 4, 2026	248	243,478

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing May 4, 2026	625	622,179

Ultra Clean Holdings, Inc.

Term Loan, 4.65%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	102	101,499

Valkyr Purchaser, LLC

Term Loan, Maturing October 29, 2027(3)	125	123,750

Verifone Systems, Inc.

Term Loan, 4.25%, (3 mo. USD LIBOR + 4.00%), Maturing August 20, 2025	172	157,588

Veritas US, Inc.

Term Loan, 6.50%, (3 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing September 1, 2025	400	391,750

Vero Parent, Inc.

Term Loan, 6.51%, (3 mo. USD LIBOR + 6.25%), Maturing August 16, 2024	218	213,929

VS Buyer, LLC

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing February 28, 2027	174	171,187

Vungle, Inc.

Term Loan, 5.64%, (1 mo. USD LIBOR + 5.50%), Maturing September 30, 2026	99	98,629

		$12,133,685

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Equipment Leasing — 0.1%

Delos Finance S.a.r.l.

Term Loan, 1.97%, (3 mo. USD LIBOR + 1.75%), Maturing October 6, 2023	298	$288,426

		$288,426

Financial Intermediaries — 1.1%

Aretec Group, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing October 1, 2025	197	$185,096

Citco Funding, LLC

Term Loan, 2.77%, (3 mo. USD LIBOR + 2.50%), Maturing September 28, 2023	640	623,329

Claros Mortgage Trust, Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing August 9, 2026	124	119,264

Ditech Holding Corporation

Term Loan, 0.00%, Maturing June 30, 2022(4)	382	114,955

EIG Management Company, LLC

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), Maturing February 22, 2025	49	48,628

FB Income Advisor, LLC

Term Loan, 2.44%, (1 mo. USD LIBOR + 2.25%), Maturing August 1, 2025	73	72,765

FinCo I, LLC

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing June 27, 2025	133	131,088

Focus Financial Partners, LLC

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing July 3, 2024	417	406,431

Greenhill & Co., Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing April 12, 2024	139	137,362

GreenSky Holdings, LLC

Term Loan, 3.44%, (1 mo. USD LIBOR + 3.25%), Maturing March 31, 2025	195	185,737

Guggenheim Partners, LLC

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.75%, Floor 0.75%), Maturing July 21, 2023	185	183,556

Harbourvest Partners, LLC

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing March 3, 2025	59	58,402

LPL Holdings, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing November 12, 2026	199	194,613

Victory Capital Holdings, Inc.

Term Loan, 2.73%, (3 mo. USD LIBOR + 2.50%), Maturing July 1, 2026	158	154,462

		$2,615,688

15	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food Products — 0.9%

Alphabet Holding Company, Inc.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing September 26, 2024	364	$353,065

CHG PPC Parent, LLC

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing March 31, 2025	73	71,113

Froneri International, Ltd.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing January 31, 2027	299	289,257

H Food Holdings, LLC

Term Loan, 3.84%, (1 mo. USD LIBOR + 3.69%), Maturing May 23, 2025	98	94,268

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing May 23, 2025	49	47,608

HLF Financing S.a.r.l.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing August 18, 2025	147	144,850

Jacobs Douwe Egberts International B.V.

Term Loan, 2.19%, (1 mo. USD LIBOR + 2.00%), Maturing November 1, 2025	233	233,150

JBS USA Lux S.A.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing May 1, 2026	690	675,207

Nomad Foods Europe Midco Limited

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing May 15, 2024	195	190,906

		$2,099,424

Food Service — 0.7%

1011778 B.C. Unlimited Liability Company

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing November 19, 2026	868	$836,052

Aramark Services, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing March 11, 2025	140	134,041

IRB Holding Corp.

Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing February 5, 2025	269	256,521

KFC Holding Co.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing April 3, 2025	168	165,112

Restaurant Technologies, Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025	25	23,641

US Foods, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing June 27, 2023	122	117,099

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food Service (continued)

US Foods, Inc. (continued)

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing September 13, 2026	248	$236,009

		$1,768,475

Food / Drug Retailers — 0.0%(5)

CNT Holdings I Corp.

Term Loan, Maturing October 16, 2027(3)	100	$99,000

		$99,000

Health Care — 2.8%

Accelerated Health Systems, LLC

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing October 31, 2025	74	$71,293

ADMI Corp.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing April 30, 2025	244	236,084

Alliance Healthcare Services, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing October 24, 2023	114	104,367

athenahealth, Inc.

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.50%), Maturing February 11, 2026	222	217,470

Avantor Funding, Inc.

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing November 21, 2024	62	62,042

BW NHHC Holdco, Inc.

Term Loan, 5.27%, (3 mo. USD LIBOR + 5.00%), Maturing May 15, 2025	147	125,364

Change Healthcare Holdings, LLC

Term Loan, 3.50%, (USD LIBOR + 2.50%, Floor 1.00%), Maturing March 1, 2024(2)	849	830,181

Ensemble RCM, LLC

Term Loan, 3.96%, (3 mo. USD LIBOR + 3.75%), Maturing August 3, 2026	74	72,858

Envision Healthcare Corporation

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025	666	479,106

Gentiva Health Services, Inc.

Term Loan, 3.44%, (1 mo. USD LIBOR + 3.25%), Maturing July 2, 2025	338	331,269

Greatbatch, Ltd.

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing October 27, 2022	95	94,543

Hanger, Inc.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing March 6, 2025	146	145,275

16	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)

Inovalon Holdings, Inc.

Term Loan, 3.19%, (1 mo. USD LIBOR + 3.00%), Maturing April 2, 2025	162	$158,283

IQVIA, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing March 7, 2024	258	254,489

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing January 17, 2025	218	215,113

MPH Acquisition Holdings, LLC

Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing June 7, 2023	304	300,173

Navicure, Inc.

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing October 22, 2026	149	145,705

Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), Maturing October 22, 2026	75	73,969

One Call Corporation

Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), Maturing November 25, 2022	197	182,498

Ortho-Clinical Diagnostics S.A.

Term Loan, 3.39%, (1 mo. USD LIBOR + 3.25%), Maturing June 30, 2025	500	484,180

Parexel International Corporation

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	352	338,756

Phoenix Guarantor, Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing March 5, 2026	272	263,086

Select Medical Corporation

Term Loan, 2.78%, (3 mo. USD LIBOR + 2.50%), Maturing March 6, 2025	374	365,335

Surgery Center Holdings, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing September 3, 2024	146	138,255

Tecomet, Inc.

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing May 1, 2024	171	164,579

U.S. Anesthesia Partners, Inc.

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing June 23, 2024	218	204,975

Verscend Holding Corp.

Term Loan, 4.65%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	220	216,824

Wink Holdco, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing December 2, 2024	316	314,877

		$6,590,949

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Home Furnishings — 0.3%

Serta Simmons Bedding, LLC

Term Loan, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing August 10, 2023		173	$173,142

Term Loan - Second Lien, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing August 10, 2023		571	489,914

			$663,056

Industrial Equipment — 1.4%

Alliance Laundry Systems, LLC

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), Maturing October 8, 2027		175	$173,775

Altra Industrial Motion Corp.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2025		81	79,048

Apex Tool Group, LLC

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.25%, Floor 1.25%), Maturing August 1, 2024		350	332,418

CPM Holdings, Inc.

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing November 17, 2025		49	45,686

DexKo Global, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing July 24, 2024		121	118,351

EWT Holdings III Corp.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing December 20, 2024		663	651,226

Filtration Group Corporation

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing March 29, 2025		234	228,505

Gardner Denver, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing March 1, 2027		168	163,205

Gates Global, LLC

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing April 1, 2024		361	354,716

Ingersoll-Rand Services Company

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing March 1, 2027		199	192,781

LTI Holdings, Inc.

Term Loan, 4.90%, (1 mo. USD LIBOR + 4.75%), Maturing July 24, 2026		25	23,296

Quimper AB

Term Loan, 4.25%, (6 mo. EURIBOR + 4.25%), Maturing February 13, 2026	EUR	275	315,541

Robertshaw US Holding Corp.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing February 28, 2025		146	134,916

17	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

Titan Acquisition Limited

Term Loan, 3.36%, (6 mo. USD LIBOR + 3.00%), Maturing March 28, 2025	414	$393,500

Vertical Midco GmbH

Term Loan, 4.57%, (6 mo. USD LIBOR + 4.25%), Maturing July 30, 2027	200	197,583

		$3,404,547

Insurance — 1.6%

Alliant Holdings Intermediate, LLC

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing May 9, 2025	241	$232,068

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing May 9, 2025	74	71,625

Term Loan, Maturing October 8, 2027(3)	150	148,938

AmWINS Group, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing January 25, 2024	420	415,000

AssuredPartners, Inc.

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing February 12, 2027	25	23,987

Asurion, LLC

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing August 4, 2022	744	733,388

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2023	407	400,384

Term Loan - Second Lien, 6.65%, (1 mo. USD LIBOR + 6.50%), Maturing August 4, 2025	94	94,194

Hub International Limited

Term Loan, 3.21%, (3 mo. USD LIBOR + 3.00%), Maturing April 25, 2025	709	682,909

NFP Corp.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing February 15, 2027	49	47,122

Ryan Specialty Group, LLC

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), Maturing September 1, 2027	275	273,167

Sedgwick Claims Management Services, Inc.

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing December 31, 2025	172	165,409

USI, Inc.

Term Loan, 3.22%, (3 mo. USD LIBOR + 3.00%), Maturing May 16, 2024	388	374,662

Term Loan, 4.22%, (3 mo. USD LIBOR + 4.00%), Maturing December 2, 2026	199	196,546

		$3,859,399

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies — 1.6%

AMC Entertainment Holdings, Inc.

Term Loan, 3.23%, (3 mo. USD LIBOR + 3.00%), Maturing April 22, 2026		271	$154,775

Amer Sports Oyj

Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), Maturing March 30, 2026	EUR	525	539,597

Ancestry.com Operations, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing August 27, 2026		123	123,371

Bombardier Recreational Products, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing May 24, 2027		794	767,294

Carnival Corporation

Term Loan, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), Maturing June 30, 2025		200	200,996

ClubCorp Holdings, Inc.

Term Loan, 2.97%, (3 mo. USD LIBOR + 2.75%), Maturing September 18, 2024		267	225,570

Crown Finance US, Inc.

Term Loan, 2.77%, (6 mo. USD LIBOR + 2.50%), Maturing February 28, 2025		243	138,678

Term Loan, 3.02%, (6 mo. USD LIBOR + 2.75%), Maturing September 30, 2026		223	124,517

Delta 2 (LUX) S.a.r.l.

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), Maturing February 1, 2024		110	105,978

Lindblad Expeditions, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.75%, Floor 0.75%), 4.25% cash, 1.25% PIK, Maturing March 27, 2025		306	284,461

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.75%, Floor 0.75%), 4.25% cash, 1.25% PIK, Maturing March 27, 2025		76	71,115

Match Group, Inc.

Term Loan, 2.00%, (3 mo. USD LIBOR + 1.75%), Maturing February 13, 2027		100	97,750

NASCAR Holdings, Inc.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing October 19, 2026		116	113,634

Playtika Holding Corp.

Term Loan, 7.00%, (6 mo. USD LIBOR + 6.00%, Floor 1.00%), Maturing December 10, 2024		481	482,562

SRAM, LLC

Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), Maturing March 15, 2024(2)		155	154,546

Steinway Musical Instruments, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing February 14, 2025		69	66,777

18	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Travel Leaders Group, LLC

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), Maturing January 25, 2024		122	$95,612

Vue International Bidco PLC

Term Loan, 4.75%, (6 mo. EURIBOR + 4.75%), Maturing July 3, 2026	EUR	106	90,386

			$3,837,619

Lodging and Casinos — 0.8%

Aristocrat Technologies, Inc.

Term Loan, 1.96%, (3 mo. USD LIBOR + 1.75%), Maturing October 19, 2024		82	$79,628

CityCenter Holdings, LLC

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), Maturing April 18, 2024		412	388,164

Golden Nugget, Inc.

Term Loan, 3.25%, (USD LIBOR + 2.50%, Floor 0.75%), Maturing October 4, 2023(2)		232	205,930

GVC Holdings (Gibraltar) Limited

Term Loan, 3.25%, (3 mo. USD LIBOR + 2.25%, Floor 1.00%), Maturing March 29, 2024		146	144,909

Playa Resorts Holding B.V.

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing April 29, 2024		363	311,647

Stars Group Holdings B.V. (The)

Term Loan, 3.72%, (3 mo. USD LIBOR + 3.50%), Maturing July 10, 2025		246	246,173

VICI Properties 1, LLC

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing December 20, 2024		239	229,986

Wyndham Hotels & Resorts, Inc.

Term Loan, 1.90%, (1 mo. USD LIBOR + 1.75%), Maturing May 30, 2025		196	187,139

			$1,793,576

Nonferrous Metals / Minerals — 0.1%

American Consolidated Natural Resources, Inc.

Term Loan, 13.15%, (1 mo. USD LIBOR + 13.00%), Maturing September 16, 2025		114	$88,006

Noranda Aluminum Acquisition Corporation

Term Loan, 0.00%, Maturing February 28, 2021(4)		75	6,777

Oxbow Carbon, LLC

Term Loan, Maturing October 13, 2025(3)		50	49,250

			$144,033

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas — 0.8%

Ameriforge Group, Inc.

Term Loan, 14.00%, (3 mo. USD LIBOR + 13.00%, Floor 1.00%), 9.00% cash, 5.00% PIK, Maturing June 8, 2022	77	$67,603

Apergy Corporation

Term Loan, 2.69%, (1 mo. USD LIBOR + 2.50%), Maturing May 9, 2025	23	22,148

Blackstone CQP Holdco L.P.

Term Loan, 3.73%, (3 mo. USD LIBOR + 3.50%), Maturing September 30, 2024	148	145,162

Buckeye Partners L.P.

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing November 1, 2026	398	390,413

CITGO Petroleum Corporation

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing March 28, 2024	337	316,525

Delek US Holdings, Inc.

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing March 31, 2025	100	97,427

Fieldwood Energy, LLC

DIP Loan, 3.68%, (1 mo. USD LIBOR + 8.75%), Maturing August 4, 2021(6)	29	29,045

Term Loan, 0.00%, Maturing April 11, 2022(4)	196	48,295

Lealand Finance Company B.V.

Term Loan, 4.15%, (1 mo. USD LIBOR + 4.00%), 1.15% cash, 3.00% PIK, Maturing June 30, 2025	28	18,460

Matador Bidco S.a.r.l.

Term Loan, 4.90%, (1 mo. USD LIBOR + 4.75%), Maturing October 15, 2026	149	145,519

McDermott Technology Americas, Inc.

Term Loan, 3.14%, (1 mo. USD LIBOR + 3.00%), Maturing June 30, 2024	3	2,811

Prairie ECI Acquiror, L.P.

Term Loan, 4.90%, (1 mo. USD LIBOR + 4.75%), Maturing March 11, 2026	194	174,197

PSC Industrial Holdings Corp.

Term Loan, 4.75%, (6 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing October 11, 2024	122	115,028

RDV Resources Properties, LLC

Term Loan, 7.50%, (1 mo. USD LIBOR + 6.50%, Floor 1.00%), Maturing March 29, 2024(7)	69	43,516

Sunrise Oil & Gas Properties, LLC

Term Loan, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing January 17, 2023	62	55,894

Term Loan - Second Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing January 17, 2023	63	49,789

Term Loan - Third Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), Maturing January 17, 2023	73	37,004

19	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

UGI Energy Services, LLC

Term Loan, 3.90%, (1 mo. USD LIBOR + 3.75%), Maturing August 13, 2026	148	$147,107

		$1,905,943

Publishing — 0.3%

Alchemy Copyrights, LLC

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), Maturing August 16, 2027	75	$74,813

Ascend Learning, LLC

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), Maturing July 12, 2024	170	166,001

Getty Images, Inc.

Term Loan, 4.69%, (1 mo. USD LIBOR + 4.50%), Maturing February 19, 2026	146	136,495

LSC Communications, Inc.

Term Loan, 0.00%, Maturing September 30, 2022(4)	133	21,633

ProQuest, LLC

Term Loan, 3.65%, (1 mo. USD LIBOR + 3.50%), Maturing October 23, 2026	259	253,762

Tweddle Group, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing September 17, 2023	35	31,068

		$683,772

Radio and Television — 0.5%

Diamond Sports Group, LLC

Term Loan, 3.40%, (1 mo. USD LIBOR + 3.25%), Maturing August 24, 2026	446	$278,855

Entercom Media Corp.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing November 18, 2024	111	107,310

Entravision Communications Corporation

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing November 29, 2024	126	120,750

Gray Television, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing January 2, 2026	85	83,307

Hubbard Radio, LLC

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), Maturing March 28, 2025	95	91,392

iHeartCommunications, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2026	74	70,049

Nexstar Broadcasting, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	185	180,188

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)

Sinclair Television Group, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing September 30, 2026	99	$96,195

Terrier Media Buyer, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 4.25%), Maturing December 17, 2026	273	266,754

		$1,294,800

Retailers (Except Food and Drug) — 0.5%

Ascena Retail Group, Inc.

DIP Loan, 12.75%, (1 mo. USD LIBOR + 11.75%, Floor 1.00%), Maturing March 16, 2021	69	$82,521

Term Loan, 0.00%, Maturing August 21, 2022(4)	199	61,558

Bass Pro Group, LLC

Term Loan, 5.75%, (3 mo. USD LIBOR + 5.00%, Floor 0.75%), Maturing September 25, 2024	243	241,961

BJ’s Wholesale Club, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing February 3, 2024	85	83,458

David’s Bridal, Inc.

Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), 6.00% cash, 5.00% PIK, Maturing June 23, 2023	52	46,704

Term Loan, 7.00%, (3 mo. USD LIBOR + 6.00%, Floor 1.00%), Maturing June 30, 2023	60	47,597

Harbor Freight Tools USA, Inc.

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), Maturing October 19, 2027	225	222,099

Hoya Midco, LLC

Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing June 30, 2024	169	144,600

LSF9 Atlantis Holdings, LLC

Term Loan, 7.00%, (1 mo. USD LIBOR + 6.00%, Floor 1.00%), Maturing May 1, 2023	160	157,226

Pier 1 Imports (U.S.), Inc.

Term Loan, 0.00%, Maturing April 30, 2021(4)(7)	79	45,049

		$1,132,773

Steel — 0.3%

Atkore International, Inc.

Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), Maturing December 22, 2023	221	$219,944

GrafTech Finance, Inc.

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), Maturing February 12, 2025	267	263,942

20	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Steel (continued)

Neenah Foundry Company

Term Loan, 10.00%, (2 mo. USD LIBOR + 9.00%, Floor 1.00%), Maturing December 13, 2022	101	$88,598

Phoenix Services International, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), Maturing March 1, 2025	122	117,000

Zekelman Industries, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing January 24, 2027	124	121,052

		$810,536

Surface Transport — 0.0%(5)

XPO Logistics, Inc.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing February 24, 2025	100	$98,292

		$98,292

Telecommunications — 1.4%

CenturyLink, Inc.

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing March 15, 2027	1,042	$1,005,177

Digicel International Finance Limited

Term Loan, 3.80%, (6 mo. USD LIBOR + 3.25%), Maturing May 28, 2024	121	106,473

Global Eagle Entertainment, Inc.

DIP Loan, 11.25%, (1 mo. USD LIBOR + 10.00%, Floor 1.25%), Maturing January 22, 2021	32	31,428

Term Loan, 0.00%, Maturing January 6, 2023(4)	213	149,003

Intelsat Jackson Holdings S.A.

DIP Loan, 5.05%, (3 mo. USD LIBOR + 5.50%, Floor 1.00%), Maturing July 13, 2022(6)	74	75,491

Term Loan, 8.75%, (USD Prime + 5.50%), Maturing January 2, 2024	250	252,578

IPC Corp.

Term Loan, 5.50%, (3 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing August 6, 2021(7)	181	129,453

Onvoy, LLC

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), Maturing February 10, 2024	121	114,745

Plantronics, Inc.

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing July 2, 2025	180	172,696

Syniverse Holdings, Inc.

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), Maturing March 9, 2023	146	114,684

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

Telesat Canada

Term Loan, 2.90%, (1 mo. USD LIBOR + 2.75%), Maturing December 7, 2026	199	$192,173

Zayo Group Holdings, Inc.

Term Loan, 3.15%, (1 mo. USD LIBOR + 3.00%), Maturing March 9, 2027	373	360,571

Ziggo Financing Partnership

Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), Maturing April 30, 2028	625	600,955

		$3,305,427

Utilities — 0.4%

Brookfield WEC Holdings, Inc.

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), Maturing August 1, 2025	319	$312,577

Calpine Construction Finance Company, L.P.

Term Loan, 2.15%, (1 mo. USD LIBOR + 2.00%), Maturing January 15, 2025	164	159,872

Calpine Corporation

Term Loan, 2.40%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2024	186	181,643

USIC Holdings, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), Maturing December 8, 2023	171	168,100

		$822,192

Total Senior Floating-Rate Loans (identified cost $80,652,710)		$76,972,138

Corporate Bonds & Notes — 11.1%
Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.8%

Bombardier, Inc.

6.00%, 10/15/22(8)	313	$285,026

6.125%, 1/15/23(8)	229	197,799

TransDigm, Inc.

6.50%, 7/15/24	250	250,156

6.50%, 5/15/25	1,000	1,001,875

6.25%, 3/15/26(8)	179	186,832

		$1,921,688

21	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Automotive — 0.4%

Clarios Global, L.P.

6.25%, 5/15/26(8)	129	$134,966

8.50%, 5/15/27(8)	642	670,761

Navistar International Corp.

6.625%, 11/1/25(8)	208	215,322

		$1,021,049

Building and Development — 0.1%

Five Point Operating Co., L.P./Five Point Capital Corp.

7.875%, 11/15/25(8)	84	$84,158

Greystar Real Estate Partners, LLC

5.75%, 12/1/25(8)	187	190,272

		$274,430

Business Equipment and Services — 1.0%

EIG Investors Corp.

10.875%, 2/1/24	960	$999,749

KAR Auction Services, Inc.

5.125%, 6/1/25(8)	132	133,155

ServiceMaster Co., LLC (The)

7.45%, 8/15/27	1,000	1,118,560

		$2,251,464

Cable and Satellite Television — 1.0%

Altice France S.A.

7.375%, 5/1/26(8)	355	$370,904

CCO Holdings, LLC/CCO Holdings Capital Corp.

5.50%, 5/1/26(8)	1,000	1,041,405

4.75%, 3/1/30(8)	75	78,982

CSC Holdings, LLC

7.50%, 4/1/28(8)	500	548,125

5.75%, 1/15/30(8)	200	214,060

TEGNA, Inc.

5.00%, 9/15/29	56	56,753

		$2,310,229

Conglomerates — 0.3%

Spectrum Brands, Inc.

5.00%, 10/1/29(8)	530	$563,125

TMS International Holding Corp.

7.25%, 8/15/25(8)	239	228,842

		$791,967

Security	Principal Amount* (000’s omitted)	Value

Distribution & Wholesale — 0.0%(5)

Performance Food Group, Inc.

5.50%, 10/15/27(8)	69	$70,851

		$70,851

Diversified Financial Services — 0.2%

GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC

7.125%, 7/31/26(8)	460	$455,975

		$455,975

Drugs — 0.4%

Bausch Health Americas, Inc.

8.50%, 1/31/27(8)	63	$68,975

Bausch Health Companies, Inc.

5.875%, 5/15/23(8)	12	11,979

9.00%, 12/15/25(8)	338	370,177

5.75%, 8/15/27(8)	31	33,306

Catalent Pharma Solutions, Inc.

4.875%, 1/15/26(8)	400	409,424

		$893,861

Ecological Services and Equipment — 0.6%

Covanta Holding Corp.

5.875%, 7/1/25	1,000	$1,037,605

GFL Environmental, Inc.

7.00%, 6/1/26(8)	96	100,260

8.50%, 5/1/27(8)	285	311,184

Waste Pro USA, Inc.

5.50%, 2/15/26(8)	25	25,323

		$1,474,372

Electronics / Electrical — 0.0%(5)

Sensata Technologies, Inc.

4.375%, 2/15/30(8)	45	$47,109

		$47,109

Energy — 0.0%(5)

Sunoco, L.P./Sunoco Finance Corp.

4.875%, 1/15/23	75	$75,836

		$75,836

22	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Financial Intermediaries — 0.2%

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.

6.25%, 2/1/22	435	$437,055

		$437,055

Financial Services — 0.4%

Debt and Asset Trading Corp.

1.00%, 10/10/25(9)	1,060	$855,950

		$855,950

Food Products — 0.2%

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc.

5.50%, 1/15/30(8)	353	$384,329

		$384,329

Health Care — 0.4%

Centene Corp.

5.375%, 8/15/26(8)	45	$47,700

3.00%, 10/15/30	34	35,350

HCA, Inc.

5.875%, 2/1/29	753	887,181

		$970,231

Industrial Equipment — 0.0%(5)

Colfax Corp.

6.00%, 2/15/24(8)	36	$37,537

6.375%, 2/15/26(8)	59	62,190

		$99,727

Insurance — 0.4%

Hub International, Ltd.

7.00%, 5/1/26(8)	948	$972,653

		$972,653

Internet Software & Services — 0.2%

Netflix, Inc.

5.875%, 11/15/28	230	$275,213

Riverbed Technology, Inc.

8.875%, 3/1/23(8)	215	147,275

		$422,488

Security	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities/Movies — 0.1%

Viking Cruises, Ltd.

5.875%, 9/15/27(8)	312	$243,945

		$243,945

Lodging and Casinos — 0.6%

Caesars Resort Collection, LLC/CRC Finco, Inc.

5.25%, 10/15/25(8)	657	$625,750

MGM Growth Properties Operating Partnership, L.P./ MGP Finance Co-Issuer, Inc.

5.75%, 2/1/27	44	47,551

Stars Group Holdings B.V./Stars Group US Co- Borrower, LLC

7.00%, 7/15/26(8)	500	529,500

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.

5.25%, 5/15/27(8)	113	104,686

		$1,307,487

Media — 0.2%

Scripps Escrow, Inc.

5.875%, 7/15/27(8)	477	$464,479

		$464,479

Metals / Mining — 0.1%

Cleveland-Cliffs, Inc.

6.75%, 3/15/26(8)	112	$117,740

		$117,740

Nonferrous Metals / Minerals — 0.2%

First Quantum Minerals, Ltd.

7.25%, 4/1/23(8)	441	$443,878

		$443,878

Oil and Gas — 0.6%

Archrock Partners L.P./Archrock Partners Finance Corp.

6.875%, 4/1/27(8)	250	$245,625

Great Western Petroleum, LLC/Great Western Finance Corp.

9.00%, 9/30/21(8)	1,000	560,000

Tervita Corp.

7.625%, 12/1/21(8)	620	596,750

		$1,402,375

23	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Packaging & Containers — 0.2%

ARD Finance S.A.

6.50%, (6.50% cash or 7.25% PIK), 6/30/27(8)(10)	520	$529,100

		$529,100

Pipelines — 0.1%

Cheniere Energy Partners, L.P.

4.50%, 10/1/29	71	$72,492

Crestwood Midstream Partners, L.P./Crestwood Midstream Finance Corp.

5.625%, 5/1/27(8)	83	72,884

EnLink Midstream, LLC

5.375%, 6/1/29	50	42,900

		$188,276

Radio and Television — 0.6%

Diamond Sports Group, LLC/Diamond Sports Finance Co.

5.375%, 8/15/26(8)	146	$85,319

iHeartCommunications, Inc.

6.375%, 5/1/26	27	28,263

8.375%, 5/1/27	49	47,984

Nexstar Broadcasting, Inc.

5.625%, 7/15/27(8)	62	64,732

Sirius XM Radio, Inc.

4.625%, 7/15/24(8)	124	128,024

5.50%, 7/1/29(8)	500	545,163

4.125%, 7/1/30(8)	124	127,628

Terrier Media Buyer, Inc.

8.875%, 12/15/27(8)	443	453,685

		$1,480,798

Steel — 0.3%

Allegheny Technologies, Inc.

7.875%, 8/15/23	700	$708,438

Infrabuild Australia Pty, Ltd.

12.00%, 10/1/24(8)	73	72,635

		$781,073

Surface Transport — 0.1%

XPO Logistics, Inc.

6.125%, 9/1/23(8)	346	$350,974

		$350,974

Security	Principal Amount* (000’s omitted)	Value

Technology — 0.4%

Dell International, LLC/EMC Corp.

7.125%, 6/15/24(8)	895	$928,366

		$928,366

Telecommunications — 0.9%

Altice France Holding S.A.

10.50%, 5/15/27(8)	269	$297,077

CenturyLink, Inc.

7.50%, 4/1/24	66	72,911

Connect Finco S.a.r.l./Connect US Finco, LLC

6.75%, 10/1/26(8)	200	201,750

Hughes Satellite Systems Corp.

6.625%, 8/1/26	470	510,742

Sprint Capital Corp.

6.875%, 11/15/28	191	241,734

Sprint Communications, Inc.

6.00%, 11/15/22	25	26,790

Sprint Corp.

7.875%, 9/15/23	605	691,591

ViaSat, Inc.

5.625%, 4/15/27(8)	62	65,061

		$2,107,656

Utilities — 0.1%

AES Corp. (The)

5.50%, 4/15/25	14	$14,407

Calpine Corp.

5.25%, 6/1/26(8)	75	77,147

TerraForm Power Operating, LLC

4.25%, 1/31/23(8)	45	45,872

5.00%, 1/31/28 (8)	70	76,979

		$214,405

Total Corporate Bonds & Notes (identified cost $26,266,188)		$26,291,816

Foreign Government Securities — 11.9%
Security	Principal Amount* (000’s omitted)	Value

Argentina — 0.2%

Republic of Argentina

0.125% to 7/9/21, 7/9/35(11)	1,103	$362,815

24	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Argentina (continued)

Republic of Argentina (continued)

0.125% to 7/9/21, 7/9/41(11)		468	$159,085

Total Argentina			$521,900

Armenia — 0.3%

Republic of Armenia

7.15%, 3/26/25(9)		552	$595,724

Total Armenia			$595,724

Bahrain — 1.3%

CBB International Sukuk Programme Co.

6.25%, 11/14/24(9)		315	$340,555

Kingdom of Bahrain

6.75%, 9/20/29(9)		451	489,283

7.00%, 1/26/26(9)		393	444,686

7.00%, 10/12/28(9)		400	442,503

7.375%, 5/14/30(9)		1,141	1,267,599

Total Bahrain			$2,984,626

Barbados — 0.5%

Government of Barbados

6.50%, 10/1/29(8)		1,210	$1,176,239

Total Barbados			$1,176,239

Belarus — 0.7%

Republic of Belarus

5.875%, 2/24/26(9)		200	$190,784

6.378%, 2/24/31(9)		344	325,875

6.875%, 2/28/23(9)		1,185	1,174,957

Total Belarus			$1,691,616

Benin — 0.4%

Benin Government International Bond

5.75%, 3/26/26(9)	EUR	904	$1,012,614

Total Benin			$1,012,614

Dominican Republic — 1.0%

Dominican Republic

4.50%, 1/30/30(9)		1,100	$1,112,375

5.875%, 1/30/60(9)		635	609,600

6.85%, 1/27/45(9)		380	408,994

7.45%, 4/30/44(9)		303	347,389

Total Dominican Republic			$2,478,358

Security		Principal Amount* (000’s omitted)	Value

Ecuador — 0.4%

Republic of Ecuador

0.50% to 7/31/21, 7/31/30(9)(11)		642	$430,143

0.50% to 7/31/21, 7/31/40(9)(11)		834	417,008

Total Ecuador			$847,151

Egypt — 1.5%

Arab Republic of Egypt

8.15%, 11/20/59(9)		1,099	$1,040,533

8.50%, 1/31/47(9)		1,500	1,495,626

8.70%, 3/1/49(9)		731	738,636

8.875%, 5/29/50(9)		255	258,452

Total Egypt			$3,533,247

Gabon — 0.4%

Republic of Gabon

6.625%, 2/6/31(9)		1,060	$949,539

Total Gabon			$949,539

Ivory Coast — 0.2%

Ivory Coast Government International Bond

5.25%, 3/22/30(9)	EUR	326	$367,553

Total Ivory Coast			$367,553

Jamaica — 0.5%

Jamaica Government International Bond

7.875%, 7/28/45		849	$1,112,190

Total Jamaica			$1,112,190

Jordan — 0.5%

Jordan Government International Bond

7.375%, 10/10/47(9)		1,200	$1,244,262

Total Jordan			$1,244,262

Lebanon — 0.1%

Lebanese Republic

6.25%, 6/12/25(4)(9)		130	$19,403

6.65%, 4/22/24(4)(9)		316	45,425

7.00%, 3/20/28(4)(9)		129	18,462

7.15%, 11/20/31(4)(9)		202	29,504

8.20%, 5/17/33(4)		70	9,975

8.25%, 5/17/34(4)		58	8,265

Total Lebanon			$131,034

25	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Mongolia — 0.1%

Mongolia Government International Bond

5.125%, 4/7/26(9)		200	$207,232

Total Mongolia			$207,232

Romania — 1.4%

Romania Government International Bond

2.75%, 2/26/26(9)	EUR	270	$340,729

3.375%, 1/28/50(9)	EUR	938	1,139,845

3.624%, 5/26/30(9)	EUR	265	354,719

4.625%, 4/3/49(9)	EUR	1,075	1,555,170

Total Romania			$3,390,463

Seychelles — 0.3%

Republic of Seychelles

8.00%, 1/1/26(9)		764	$716,532

Total Seychelles			$716,532

Suriname — 0.1%

Suriname Government International Bond

9.25%, 10/26/26(9)		664	$355,240

Total Suriname			$355,240

Ukraine — 1.6%

Ukraine Government International Bond

0.00%, GDP-Linked, 5/31/40(8)(9)(12)		762	$662,506

9.75%, 11/1/28(9)		2,864	3,130,581

Total Ukraine			$3,793,087

United Arab Emirates — 0.4%

Abu Dhabi Government International Bond

3.125%, 9/30/49(9)		1,000	$1,056,564

Total United Arab Emirates			$1,056,564

Total Foreign Government Securities (identified cost $27,931,581)			$28,165,171

Sovereign Loans — 1.3%
Borrower	Principal Amount (000’s omitted)	Value

Kenya — 0.8%

Government of Kenya

Term Loan, 6.81%, (6 mo. USD LIBOR + 6.45%), Maturing June 29, 2025(13)	$1,850	$1,842,282

Total Kenya		$1,842,282

Nigeria — 0.1%

Bank of Industry Limited

Term Loan, 6.22%, (3 mo. USD LIBOR + 6.00%), Maturing April 11, 2021(13)(14)	$180	$174,283

Total Nigeria		$174,283

Tanzania — 0.4%

Government of the United Republic of Tanzania

Term Loan, 5.61%, (6 mo. USD LIBOR + 5.20%), Maturing June 23, 2022(13)	$1,086	$1,101,396

Total Tanzania		$1,101,396

Total Sovereign Loans (identified cost $3,108,671)		$3,117,961

Mortgage Pass-Throughs — 14.4%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

2.50%, with maturity at 2050	$4,995	$5,238,225

2.815%, (COF + 1.25%), with maturity at 2035(15)	842	862,676

3.00%, with maturity at 2050	1,946	2,045,308

4.50%, with various maturities to 2048	286	302,316

6.00%, with maturity at 2029	791	897,339

6.15%, with maturity at 2027	162	177,995

6.50%, with maturity at 2032	661	748,660

7.00%, with maturity at 2036	774	896,185

7.50%, with maturity at 2024	199	206,731

9.00%, with maturity at 2031	19	21,417

9.50%, with maturity at 2022	1	485

		$11,397,337

Federal National Mortgage Association:

2.047%, (6 mo. USD LIBOR + 1.54%), with maturity at 2037(15)	$263	$272,874

3.00%, with maturity at 2050	3,902	4,123,063

5.00%, with various maturities to 2040	1,244	1,420,364

5.50%, with various maturities to 2033	902	1,023,906

26	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

6.00%, with maturity at 2023	$275	$290,554

6.332%, (COF + 2.00%, Floor 6.332%), with maturity at 2032(15)	245	270,218

6.50%, with various maturities to 2036	1,651	1,879,447

7.00%, with various maturities to 2037	756	859,677

10.00%, with various maturities to 2031	11	11,754

		$10,151,857

Government National Mortgage Association:

3.00%, with maturity at 2050	$9,950	$10,481,649

4.50%, with maturity at 2047	864	959,690

7.50%, with maturity at 2025	269	284,597

8.00%, with maturity at 2034	672	754,411

9.50%, with maturity at 2025	4	4,566

		$12,484,913

Total Mortgage Pass-Throughs (identified cost $33,384,544)		$34,034,107

Collateralized Mortgage Obligations — 16.6%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

Series 2113, Class QG, 6.00%, 1/15/29	$332	$377,369

Series 2167, Class BZ, 7.00%, 6/15/29	318	364,249

Series 2182, Class ZB, 8.00%, 9/15/29	513	598,281

Series 4273, Class PU, 4.00%, 11/15/43	420	474,814

Series 4337, Class YT, 3.50%, 4/15/49	855	856,512

Series 4416, Class SU, 8.302%, (8.60% - 1 mo. USD LIBOR x 2.00), 12/15/44(16)	68	68,567

Series 4452, Class ZJ, 3.00%, 11/15/44	1,162	1,168,124

Series 4584, Class PM, 3.00%, 5/15/46	497	500,785

Series 4608, Class TV, 3.50%, 1/15/55	1,090	1,103,214

Series 4626, Class UZ, 3.50%, 1/15/55	1,012	1,012,877

Series 4630, Class CZ, 3.00%, 12/15/43	131	131,271

Series 4774, Class QD, 4.50%, 1/15/43	875	890,518

Series 4776, Class C, 4.50%, 3/15/43	460	462,598

Series 4980, Class ZP, 2.50%, 7/25/49	1,359	1,360,832

Series 5035, Class AZ, 2.00%, 11/25/50	1,500	1,483,891

Interest Only:(17)

Series 362, Class C7, 3.50%, 9/15/47	3,093	259,319

Series 2631, Class DS, 6.952%, (7.10% - 1 mo. USD LIBOR), 6/15/33(16)	637	91,728

Series 2770, Class SH, 6.952%, (7.10% - 1 mo. USD LIBOR), 3/15/34(16)	945	238,408

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Interest Only:(17) (continued)

Series 2981, Class CS, 6.572%, (6.72% - 1 mo. USD LIBOR), 5/15/35(16)	$542	$108,477

Series 3114, Class TS, 6.502%, (6.65% - 1 mo. USD LIBOR), 9/15/30(16)	1,192	187,513

Series 3339, Class JI, 6.442%, (6.59% - 1 mo. USD LIBOR), 7/15/37(16)	1,699	381,182

Series 4109, Class ES, 6.002%, (6.15% - 1 mo. USD LIBOR), 12/15/41(16)	32	8,401

Series 4121, Class IM, 4.00%, 10/15/39	1,114	19,062

Series 4163, Class GS, 6.052%, (6.20% - 1 mo. USD LIBOR), 11/15/32(16)	2,633	479,134

Series 4169, Class AS, 6.102%, (6.25% - 1 mo. USD LIBOR), 2/15/33(16)	1,378	268,925

Series 4180, Class GI, 3.50%, 8/15/26	768	30,685

Series 4203, Class QS, 6.102%, (6.25% - 1 mo. USD LIBOR), 5/15/43(16)	1,266	246,732

Series 4212, Class SA, 6.052%, (6.20% - 1 mo. USD LIBOR), 7/15/38(16)	581	3,924

Series 4332, Class KI, 4.00%, 9/15/43	482	23,488

Series 4370, Class IO, 3.50%, 9/15/41	612	25,087

Series 4497, Class CS, 6.052%, (6.20% - 1 mo. USD LIBOR), 9/15/44(16)	1,609	149,986

Series 4507, Class EI, 4.00%, 8/15/44	2,247	212,463

Series 4535, Class JS, 5.952%, (6.10% - 1 mo. USD LIBOR), 11/15/43(16)	1,680	85,534

Series 4548, Class JS, 5.952%, (6.10% - 1 mo. USD LIBOR), 9/15/43(16)	1,373	93,748

Series 4629, Class QI, 3.50%, 11/15/46	2,041	147,702

Series 4644, Class TI, 3.50%, 1/15/45	1,528	88,034

Series 4653, Class PI, 3.50%, 7/15/44	962	10,085

Series 4667, Class PI, 3.50%, 5/15/42	2,064	45,185

Series 4676, Class DI, 4.00%, 7/15/44	1,982	47,759

Series 4744, Class IO, 4.00%, 11/15/47	1,593	167,838

Series 4749, Class IL, 4.00%, 12/15/47	1,216	139,312

Series 4767, Class IM, 4.00%, 5/15/45	1,129	26,171

Series 4768, Class IO, 4.00%, 3/15/48	1,464	166,658

Series 4772, Class PI, 4.00%, 1/15/48	1,060	116,137

Series 4966, Class SY, 5.902%, (6.05% - 1 mo. USD LIBOR), 4/25/50(16)	4,861	724,328

Principal Only:(18)

Series 3309, Class DO, 0.00%, 4/15/37	856	804,196

Series 4478, Class PO, 0.00%, 5/15/45	459	429,074

		$16,680,177

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:

Series 2020-DNA4, Class M2, 3.899%, (1 mo. USD LIBOR + 3.75%), 8/25/50(8)(13)	$3,000	$3,038,097

		$3,038,097

27	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association:

Series G-33, Class PT, 7.00%, 10/25/21	$1	$840

Series 1991-122, Class N, 7.50%, 9/25/21	3	3,047

Series 1994-42, Class K, 6.50%, 4/25/24	86	93,093

Series 1997-38, Class N, 8.00%, 5/20/27	177	203,489

Series 2007-74, Class AC, 5.00%, 8/25/37	905	1,020,446

Series 2011-49, Class NT, 6.00%, (66.00% - 1 mo. USD LIBOR x 10.00, Cap 6.00%), 6/25/41(16)	261	291,447

Series 2012-134, Class ZT, 2.00%, 12/25/42	829	801,306

Series 2013-6, Class TA, 1.50%, 1/25/43	810	814,648

Series 2013-52, Class MD, 1.25%, 6/25/43	871	860,681

Series 2013-99, Class CF, 1.149%, (1 mo. USD LIBOR + 1.00%), 7/25/43(13)	197	201,384

Series 2015-74, Class SL, 2.262%, (2.349% - 1 mo. USD LIBOR x 0.587), 10/25/45(16)	867	729,809

Series 2017-15, Class LE, 3.00%, 6/25/46	586	599,864

Series 2017-66, Class ZJ, 3.00%, 9/25/57	347	346,667

Series 2018-18, Class QD, 4.50%, 5/25/45	790	809,631

Series 2020-46, Class KZ, 2.50%, 7/25/50	779	780,446

Series 2020-46, Class QZ, 2.50%, 3/15/48	469	469,770

Interest Only:(17)

Series 2004-46, Class SI, 5.851%, (6.00% - 1 mo. USD LIBOR), 5/25/34(16)	742	125,634

Series 2005-17, Class SA, 6.551%, (6.70% - 1 mo. USD LIBOR), 3/25/35(16)	819	197,463

Series 2006-42, Class PI, 6.441%, (6.59% - 1 mo. USD LIBOR), 6/25/36(16)	1,230	283,379

Series 2006-44, Class IS, 6.451%, (6.60% - 1 mo. USD LIBOR), 6/25/36(16)	1,012	236,925

Series 2007-50, Class LS, 6.301%, (6.45% - 1 mo. USD LIBOR), 6/25/37(16)	871	200,862

Series 2008-26, Class SA, 6.051%, (6.20% - 1 mo. USD LIBOR), 4/25/38(16)	1,185	266,723

Series 2008-61, Class S, 5.951%, (6.10% - 1 mo. USD LIBOR), 7/25/38(16)	1,761	338,224

Series 2010-109, Class PS, 6.451%, (6.60% - 1 mo. USD LIBOR), 10/25/40(16)	1,862	394,135

Series 2010-124, Class SJ, 5.901%, (6.05% - 1 mo. USD LIBOR), 11/25/38(16)	341	6,561

Series 2010-147, Class KS, 5.801%, (5.95% - 1 mo. USD LIBOR), 1/25/41(16)	2,385	402,534

Series 2010-150, Class GS, 6.601%, (6.75% - 1 mo. USD LIBOR), 1/25/21(16)	18	138

Series 2012-52, Class AI, 3.50%, 8/25/26	785	37,075

Series 2012-63, Class EI, 3.50%, 8/25/40	808	8,541

Series 2012-103, Class GS, 5.951%, (6.10% - 1 mo. USD LIBOR), 2/25/40(16)	368	3,457

Series 2012-112, Class SB, 6.001%, (6.15% - 1 mo. USD LIBOR), 9/25/40(16)	1,902	81,459

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Interest Only:(17) (continued)

Series 2012-118, Class IN, 3.50%, 11/25/42	$2,629	$332,177

Series 2012-150, Class PS, 6.001%, (6.15% - 1 mo. USD LIBOR), 1/25/43(16)	2,917	587,037

Series 2012-150, Class SK, 6.001%, (6.15% - 1 mo. USD LIBOR), 1/25/43(16)	1,625	293,461

Series 2013-23, Class CS, 6.101%, (6.25% - 1 mo. USD LIBOR), 3/25/33(16)	1,378	279,090

Series 2013-54, Class HS, 6.151%, (6.30% - 1 mo. USD LIBOR), 10/25/41(16)	641	42,754

Series 2014-32, Class EI, 4.00%, 6/25/44	498	67,558

Series 2014-55, Class IN, 3.50%, 7/25/44	1,306	152,232

Series 2014-80, Class BI, 3.00%, 12/25/44	2,587	258,945

Series 2014-89, Class IO, 3.50%, 1/25/45	996	85,598

Series 2015-14, Class KI, 3.00%, 3/25/45	2,628	262,114

Series 2015-17, Class SA, 6.051%, (6.20% - 1 mo. USD LIBOR), 11/25/43(16)	1,377	96,546

Series 2015-52, Class MI, 3.50%, 7/25/45	1,310	140,345

Series 2015-57, Class IO, 3.00%, 8/25/45	6,957	661,442

Series 2015-93, Class BS, 6.001%, (6.15% - 1 mo. USD LIBOR), 8/25/45(16)	1,819	258,032

Series 2017-46, Class NI, 3.00%, 8/25/42	1,481	27,260

Series 2018-21, Class IO, 3.00%, 4/25/48	2,639	225,349

Series 2020-23, Class SP, 5.901%, (6.05% - 1 mo. USD LIBOR), 2/25/50(16)	3,856	612,639

Series 2020-45, Class IJ, 2.50%, 7/25/50	3,572	377,528

Principal Only:(18)

Series 2006-8, Class WQ, 0.00%, 3/25/36	706	647,163

		$16,016,948

Government National Mortgage Association:

Series 2011-156, Class GA, 2.00%, 12/16/41	$217	$212,378

Series 2013-131, Class GS, 3.351%, (3.50% - 1 mo. USD LIBOR), 6/20/43(16)	451	420,382

Series 2019-97, Class ZC, 3.50%, 8/20/49	67	67,161

Series 2019-110, Class ZD, 3.50%, 9/20/49	66	65,514

Series 2019-158, Class ZJ, 3.50%, 12/20/49	1,636	1,636,124

Interest Only:(17)

Series 2017-121, Class DS, 4.349%, (4.50% - 1 mo. USD LIBOR), 8/20/47(16)	2,292	253,309

Series 2020-146, Class IQ, 2.00%, 10/20/50	8,000	819,766

		$3,474,634

Total Collateralized Mortgage Obligations (identified cost $46,671,526)		$39,209,856

28	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Portfolio of Investments — continued

Commercial Mortgage-Backed Securities — 7.3%
Security	Principal Amount (000’s omitted)	Value

BAMLL Commercial Mortgage Securities Trust

Series 2019-BPR, Class ENM, 3.719%, 11/5/32(8)(19)	$795	$601,111

Series 2019-BPR, Class FNM, 3.719%, 11/5/32(8)(19)	1,605	1,023,409

Citigroup Commercial Mortgage Trust

Series 2015-P1, Class D, 3.225%, 9/15/48(8)	2,000	1,591,037

COMM Mortgage Trust

Series 2013-CR11, Class D, 5.12%, 8/10/50(8)(19)	2,858	2,459,260

Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust

Series 2020-01, Class M10, 3.899%, (1 mo. USD LIBOR + 3.75%), 3/25/50(8)(13)	1,000	956,088

JPMBB Commercial Mortgage Securities Trust

Series 2014-C22, Class D, 4.554%, 9/15/47(8)(19)	1,850	1,212,558

Series 2014-C25, Class D, 3.95%, 11/15/47(8)(19)	360	260,151

JPMorgan Chase Commercial Mortgage Securities Trust

Series 2011-C5, Class D, 5.424%, 8/15/46(8)(19)	1,850	1,497,565

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2015-C23, Class D, 4.145%, 7/15/50(8)(19)	1,500	1,333,689

Series 2016-C29, Class D, 3.00%, 5/15/49(8)	1,000	768,906

Series 2016-C32, Class D, 3.396%, 12/15/49(8)(19)	250	171,907

Morgan Stanley Capital I Trust

Series 2016-UBS12, Class D, 3.312%, 12/15/49(8)	1,000	440,408

RETL Trust

Series 2019-RVP, Class B, 1.698%, (1 mo. USD LIBOR + 1.55%), 3/15/36(8)(13)	353	336,182

UBS Commercial Mortgage Trust

Series 2012-C1, Class D, 5.569%, 5/10/45(8)(19)	2,000	1,478,049

UBS-Barclays Commercial Mortgage Trust

Series 2013-C6, Class D, 4.307%, 4/10/46(8)(19)	1,000	659,804

Wells Fargo Commercial Mortgage Trust

Series 2013-LC12, Class D, 4.275%, 7/15/46(8)(19)	2,000	712,469

Series 2015-C31, Class D, 3.852%, 11/15/48	922	766,566

Series 2016-C35, Class D, 3.142%, 7/15/48(8)	1,000	743,535

Series 2016-C36, Class D, 2.942%, 11/15/59(8)	500	328,758

Total Commercial Mortgage-Backed Securities (identified cost $20,756,268)		$17,341,452

Asset-Backed Securities — 16.8%
Security	Principal Amount (000’s omitted)	Value

AMMC CLO 15, Ltd.

Series 2014-15A, Class ERR, 7.147%, (3 mo. USD LIBOR + 6.91%), 1/15/32(8)(13)	$2,000	$1,744,435

Security	Principal Amount (000’s omitted)	Value

AMMC CLO XII, Ltd.

Series 2013-12A, Class ER, 6.423%, (3 mo. USD LIBOR + 6.18%), 11/10/30(8)(13)	$1,000	$776,629

Ares LII CLO, Ltd.

Series 2019-52A, Class E, 6.766%, (3 mo. USD LIBOR + 6.55%), 4/22/31(8)(13)	1,000	925,265

Ares XL CLO, Ltd.

Series 2016-40A, Class DR, 6.587%, (3 mo. USD LIBOR + 6.35%), 1/15/29(8)(13)	1,000	898,227

Ares XXXIIR CLO, Ltd.

Series 2014-32RA, Class D, 6.13%, (3 mo. USD LIBOR + 5.85%), 5/15/30(8)(13)	1,000	873,102

Barings CLO, Ltd.

Series 2017-1A, Class E, 6.218%, (3 mo. USD LIBOR + 6.00%), 7/18/29(8)(13)	2,000	1,843,698

BlueMountain CLO XXIV, Ltd.

Series 2019-24A, Class E, 6.978%, (3 mo. USD LIBOR + 6.76%), 4/20/31(8)(13)	1,250	1,192,804

Carlyle Global Market Strategies CLO, Ltd.

Series 2012-3A, Class DR2, 6.724%, (3 mo. USD LIBOR + 6.50%), 1/14/32(8)(13)	2,000	1,529,205

Series 2014-4RA, Class D, 5.887%, (3 mo. USD LIBOR + 5.65%), 7/15/30(8)(13)	1,000	755,360

Series 2015-5A, Class DR, 6.918%, (3 mo. USD LIBOR + 6.70%), 1/20/32(8)(13)	1,000	783,312

Cole Park CLO, Ltd.

Series 2015-1A, Class ER, 6.818%, (3 mo. USD LIBOR + 6.60%), 10/20/28(8)(13)	3,000	2,714,409

Dryden Senior Loan Fund

Series 2015-40A, Class ER, 6.03%, (3 mo. USD LIBOR + 5.75%), 8/15/31(8)(13)	1,150	1,016,553

Galaxy XV CLO, Ltd.

Series 2013-15A, Class ER, 6.882%, (3 mo. USD LIBOR + 6.65%), 10/15/30(8)(13)	1,440	1,254,410

Galaxy XXI CLO, Ltd.

Series 2015-21A, Class ER, 5.468%, (3 mo. USD LIBOR + 5.25%), 4/20/31(8)(13)	1,000	837,587

Galaxy XXV CLO, Ltd.

Series 2018-25A, Class E, 6.165%, (3 mo. USD LIBOR + 5.95%), 10/25/31(8)(13)	1,250	1,083,053

Golub Capital Partners CLO 22B, Ltd.

Series 2015-22A, Class ER, 6.218%, (3 mo. USD LIBOR + 6.00%), 1/20/31(8)(13)	2,000	1,648,561

Golub Capital Partners CLO 23M, Ltd.

Series 2015-23A, Class ER, 5.968%, (3 mo. USD LIBOR + 5.75%), 1/20/31(8)(13)	2,000	1,625,175

Madison Park Funding XXV, Ltd.

Series 2017-25A, Class D, 6.315%, (3 mo. USD LIBOR + 6.10%), 4/25/29(8)(13)	3,000	2,671,178

29	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Magnetite XXII, Ltd.

Series 2019-22A, Class E, 6.987%, (3 mo. USD LIBOR + 6.75%), 4/15/31(8)(13)	$1,000	$957,504

Neuberger Berman CLO XVIII, Ltd.

Series 2014-18A, Class DR2, 6.129%, (3 mo. USD LIBOR + 5.92%), 10/21/30(8)(13)	3,000	2,698,785

OHA Credit Partners VII, Ltd.

Series 2012-7A, Class ER, 7.753%, (3 mo. USD LIBOR + 7.50%), 11/20/27(8)(13)	4,000	3,839,327

Palmer Square CLO, Ltd.

Series 2013-2A, Class DRR, 6.068%, (3 mo. USD LIBOR + 5.85%), 10/17/31(8)(13)	2,000	1,778,947

Series 2015-1A, Class DR2, 6.497%, (3 mo. USD LIBOR + 6.25%), 5/21/29(8)(13)	2,000	1,843,802

Regatta IX Funding, Ltd.

Series 2017-1A, Class E, 6.218%, (3 mo. USD LIBOR + 6.00%), 4/17/30(8)(13)	2,000	1,825,687

THL Credit Wind River CLO, Ltd.

Series 2017-1A, Class E, 6.638%, (3 mo. USD LIBOR + 6.42%), 4/18/29(8)(13)	1,050	902,076

Voya CLO, Ltd.

Series 2015-3A, Class DR, 6.418%, (3 mo. USD LIBOR + 6.20%), 10/20/31(8)(13)	2,000	1,643,695

Total Asset-Backed Securities (identified cost $44,401,205)		$39,662,786

Common Stocks — 0.7%
Security	Shares	Value

Automotive — 0.0%(5)

Dayco Products, LLC(20)(21)	8,898	$66,735

		$66,735

Electronics / Electrical — 0.2%

Answers Corp.(7)(20)(21)	5,814	$4,302

Software Luxembourg Holding S.A.(20)(21)	1,872	374,400

		$378,702

Health Care — 0.0%(5)

Akorn Holding Co., LLC(20)(21)	6,053	$67,340

		$67,340

Nonferrous Metals / Minerals — 0.0%(5)

Acnr Holdings, Inc., Class A(20)(21)	587	$6,750

		$6,750

Security	Shares	Value

Oil and Gas — 0.1%

AFG Holdings, Inc.(7)(20)(21)	$3,122	$68,746

McDermott International, Ltd.(20)(21)	12,407	21,092

RDV Resources, Inc., Class A(7)(20)(21)	4,228	0

Samson Resources II, LLC, Class A(7)(20)	4,171	27,112

Sunrise Oil & Gas, Inc., Class A(20)(21)	9,281	64,967

		$181,917

Publishing — 0.4%

ION Media Networks, Inc.(7)(20)	1,357	$888,265

Tweddle Group, Inc.(7)(20)(21)	333	716

		$888,981

Radio and Television — 0.0%(5)

Clear Channel Outdoor Holdings, Inc.(20)(21)	11,266	$10,072

Cumulus Media, Inc., Class A(20)(21)	6,722	34,013

iHeartMedia, Inc., Class A(20)(21)	4,791	39,382

		$83,467

Retailers (Except Food and Drug) — 0.0%(5)

David’s Bridal, LLC(7)(20)(21)	4,108	$35,904

		$35,904

Total Common Stocks (identified cost $1,122,470)		$1,709,796

Preferred Stocks — 0.0%(5)
Security	Shares	Value

Financial Services — 0.0%(5)

DBI Investors, Inc., Series A-1(7)(20)(21)	194	$15,584

		$15,584

Nonferrous Metals / Minerals — 0.0%(5)

Acnr Holdings, Inc., 15.00% (PIK)(20)(21)	277	$4,155

		$4,155

Retailers (Except Food and Drug) — 0.0%(5)

David’s Bridal, LLC, Series A, 8.00% (PIK)(7)(20)(21)	114	$9,120

David’s Bridal, LLC, Series B, 10.00% (PIK)(7)(20)(21)	466	37,727

		$46,847

Total Preferred Stocks (identified cost $37,727)		$66,586

30	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Portfolio of Investments — continued

Warrants — 0.0%
Security	Shares	Value

Health Care — 0.0%

THAIHOT Investment Company US Limited, Exp. 10/13/27(7)(20)(21)	3	$0

THAIHOT Investment Company US Limited, Exp. 10/13/27 (Contingent Warrants)(7)(20)(21)	187	0

		$0

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC, Exp. 11/26/22(7)(20)(21)	793	$0

Total Warrants (identified cost $0)		$0

Miscellaneous — 0.0%(5)
Security	Shares	Value

Oil and Gas — 0.0%(5)

Paragon Offshore Finance Company, Class A(20)(21)	270	$81

Paragon Offshore Finance Company, Class B(20)(21)	135	1,654

Total Miscellaneous (identified cost $2,936)		$1,735

Short-Term Investments — 6.4%

U.S. Treasury Obligations — 0.5%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 11/19/20(22)	$1,000	$999,966

Total U.S. Treasury Obligations (identified cost $999,961)		$999,966

Other — 5.9%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(23)	13,984,920	$13,984,920

Total Other (identified cost $13,984,834)		$13,984,920

Total Short-Term Investments (identified cost $14,984,795)		$14,984,886

Total Investments — 119.0% (identified cost $299,320,621)		$281,558,290

Less Unfunded Loan Commitments — (0.0)%(5)		$(63,043)

Net Investments — 119.0% (identified cost $299,257,578)		$281,495,247

Other Assets, Less Liabilities — (19.0)%		$(44,866,982)

Net Assets — 100.0%		$236,628,265

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(2)

The stated interest rate represents the weighted average interest rate at October 31, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(3)	This Senior Loan will settle after October 31, 2020, at which time the interest rate will be determined.

(4)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(5)	Amount is less than 0.05% or (0.05)%, as applicable.

(6)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2020, the total value of unfunded loan commitments is $63,886. See Note 1F for description.

31	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Portfolio of Investments — continued

(7)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(8)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2020, the aggregate value of these securities is $77,869,244 or 32.9% of the Fund’s net assets.

(9)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2020, the aggregate value of these securities is $26,192,552 or 11.1% of the Fund’s net assets.

(10)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(11)	Step coupon security. Interest rate represents the rate in effect at October 31, 2020.

(12)

Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.

(13)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2020.

(14)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.
(15)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2020.

(16)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2020.

(17)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(18)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(19)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2020.

(20)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(21)	Non-income producing security.

(22)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(23)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2020.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	1,347,860	USD	1,570,055	Standard Chartered Bank	11/3/20	$—	$(269)

USD	1,581,580	EUR	1,347,860	Standard Chartered Bank	11/3/20	11,795	—

USD	3,208,825	EUR	2,735,596	BNP Paribas	11/30/20	20,917	—

USD	990,405	EUR	844,342	BNP Paribas	11/30/20	6,456	—

USD	261,397	EUR	222,847	BNP Paribas	11/30/20	1,704	—

USD	1,571,026	EUR	1,347,860	Standard Chartered Bank	12/2/20	238	—

						$41,110	$(269)

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Interest Rate Futures

U.S. 5-Year Treasury Note	163	Long	12/31/20	$20,473,055	$(37,096)

U.S. 10-Year Treasury Note	84	Long	12/21/20	11,610,375	(79,469)

5-Year USD Deliverable Interest Rate Swap	(6)	Short	12/14/20	(615,844)	3,281

10-Year USD Deliverable Interest Rate Swap	(7)	Short	12/14/20	(706,781)	12,469

Euro-Bobl	(6)	Short	12/8/20	(949,446)	(5,416)

32	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Portfolio of Investments — continued

Futures Contracts (continued)

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Euro-Bund	(2)	Short	12/8/20	$(410,306)	$(3,261)

U.S. 5-Year Treasury Note	(2)	Short	12/31/20	(251,203)	375

U.S. Long Treasury Bond	(5)	Short	12/21/20	(862,344)	14,687

U.S. Ultra-Long Treasury Bond	(3)	Short	12/21/20	(645,000)	7,419

					$(87,011)

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

EUR	550	Receives	6-month EURIBOR (pays semi-annually)	(0.53)% (pays annually)	8/22/24	$325	$—	$325

EUR	108	Receives	6-month EURIBOR (pays semi-annually)	0.37% (pays annually)	2/12/50	(16,419)	—	(16,419)

EUR	91	Receives	6-month EURIBOR (pays semi-annually)	0.38% (pays annually)	2/13/50	(14,049)	2	(14,047)

EUR	106	Receives	6-month EURIBOR (pays semi-annually)	0.39% (pays annually)	2/13/50	(16,592)	—	(16,592)

EUR	27	Receives	6-month EURIBOR (pays semi-annually)	0.38% (pays annually)	2/13/50	(4,192)	—	(4,192)

EUR	141	Receives	6-month EURIBOR (pays semi-annually)	0.35% (pays annually)	2/18/50	(20,532)	—	(20,532)

EUR	217	Receives	6-month EURIBOR (pays semi-annually)	0.34% (pays annually)	2/20/50	(30,514)	—	(30,514)

EUR	310	Receives	6-month EURIBOR (pays semi-annually)	0.32% (pays annually)	2/21/50	(41,299)	—	(41,299)

EUR	239	Receives	6-month EURIBOR (pays semi-annually)	0.12% (pays annually)	6/8/50	(15,182)	—	(15,182)

USD	335	Receives	3-month USD-LIBOR (pays quarterly)	1.93% (pays semi-annually)	11/3/20	(3,011)	—	(3,011)

USD	1,220	Receives	3-month USD-LIBOR (pays quarterly)	0.55% (pays semi-annually)	3/12/23	(8,863)	—	(8,863)

USD	188	Receives	3-month USD-LIBOR (pays quarterly)	1.46% (pays semi-annually)	1/30/25	(9,359)	—	(9,359)

USD	400	Receives	3-month USD-LIBOR (pays quarterly)	1.41% (pays semi-annually)	2/3/25	(18,706)	—	(18,706)

USD	500	Receives	3-month USD-LIBOR (pays quarterly)	0.43% (pays semi-annually)	4/30/25	(624)	—	(624)

USD	264	Receives	3-month USD-LIBOR (pays quarterly)	0.33% (pays semi-annually)	5/12/25	565	—	565

USD	203	Receives	3-month USD-LIBOR (pays quarterly)	0.39% (pays semi-annually)	6/19/25	(18)	—	(18)

USD	882	Receives	3-month USD-LIBOR (pays quarterly)	1.74% (pays semi-annually)	12/16/26	(69,063)	—	(69,063)

33	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	730	Receives	3-month USD-LIBOR (pays quarterly)	0.57% (pays semi-annually)	4/17/27	$768	$—	$768

USD	2,309	Receives	3-month USD-LIBOR (pays quarterly)	2.09% (pays semi-annually)	7/15/29	(269,090)	682	(268,408)

USD	245	Receives	3-month USD-LIBOR (pays quarterly)	0.60% (pays semi-annually)	5/12/30	5,235	—	5,235

USD	118	Receives	3-month USD-LIBOR (pays quarterly)	0.67% (pays semi-annually)	5/26/30	1,850	—	1,850

USD	790	Receives	3-month USD-LIBOR (pays quarterly)	0.66% (pays semi-annually)	6/2/30	13,176	—	13,176

USD	237	Receives	3-month USD-LIBOR (pays quarterly)	0.80% (pays semi-annually)	6/11/30	865	—	865

USD	32	Receives	3-month USD-LIBOR (pays quarterly)	0.77% (pays semi-annually)	6/12/30	185	—	185

USD	174	Receives	3-month USD-LIBOR (pays quarterly)	0.69% (pays semi-annually)	6/16/30	2,419	—	2,419

USD	137	Receives	3-month USD-LIBOR (pays quarterly)	0.74% (pays semi-annually)	6/18/30	1,294	—	1,294

USD	281	Receives	3-month USD-LIBOR (pays quarterly)	0.72% (pays semi-annually)	6/19/30	3,056	—	3,056

USD	15	Receives	3-month USD-LIBOR (pays quarterly)	0.67% (pays semi-annually)	6/26/30	236	—	236

USD	525	Receives	3-month USD-LIBOR (pays quarterly)	2.88% (pays semi-annually)	1/31/49	(207,578)	(260)	(207,838)

USD	68	Receives	3-month USD-LIBOR (pays quarterly)	1.70% (pays semi-annually)	8/27/49	(6,837)	—	(6,837)

USD	30	Receives	3-month USD-LIBOR (pays quarterly)	1.65% (pays semi-annually)	8/28/49	(2,593)	—	(2,593)

USD	650	Receives	3-month USD-LIBOR (pays quarterly)	1.87% (pays semi-annually)	10/25/49	(91,802)	—	(91,802)

USD	294	Receives	3-month USD-LIBOR (pays quarterly)	1.82% (pays semi-annually)	12/6/49	(38,260)	—	(38,260)

USD	41	Receives	3-month USD-LIBOR (pays quarterly)	1.81% (pays semi-annually)	12/6/49	(5,299)	—	(5,299)

USD	15	Receives	3-month USD-LIBOR (pays quarterly)	1.90% (pays semi-annually)	1/8/50	(2,332)	—	(2,332)

USD	710	Receives	3-month USD-LIBOR (pays quarterly)	0.96% (pays semi-annually)	6/2/50	62,395	—	62,395

USD	174	Receives	3-month USD-LIBOR (pays quarterly)	1.10% (pays semi-annually)	6/11/50	8,908	—	8,908

USD	156	Receives	3-month USD-LIBOR (pays quarterly)	0.93% (pays semi-annually)	6/15/50	15,013	—	15,013

USD	70	Receives	3-month USD-LIBOR (pays quarterly)	0.93% (pays semi-annually)	6/15/50	6,819	—	6,819

USD	82	Receives	3-month USD-LIBOR (pays quarterly)	0.97% (pays semi-annually)	6/16/50	7,043	—	7,043

USD	120	Receives	3-month USD-LIBOR (pays quarterly)	0.97% (pays semi-annually)	6/17/50	10,234	—	10,234

Total						$(751,828)	$424	$(751,404)

34	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Portfolio of Investments — continued

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Brazil	$ 420	1.00% (pays quarterly)(1)	12/20/25	2.15%	$(23,258)	$23,059	$(199)

Colombia	5,000	1.00% (pays quarterly)(1)	12/20/25	1.26	(58,726)	79,816	21,090

Indonesia	4,760	1.00% (pays quarterly)(1)	12/20/25	0.99	6,711	—	6,711

Mexico	2,500	1.00% (pays quarterly)(1)	12/20/25	1.28	(34,839)	39,287	4,448

Peru	5,000	1.00% (pays quarterly)(1)	12/20/25	0.60	107,405	(66,874)	40,531

Philippines	1,400	1.00% (pays quarterly)(1)	12/20/25	0.48	39,159	(34,962)	4,197

Poland	2,500	1.00% (pays quarterly)(1)	6/20/23	0.33	47,459	(25,136)	22,323

South Africa	870	1.00% (pays quarterly)(1)	6/20/21	0.90	1,573	6,608	8,181

Turkey	1,370	1.00% (pays quarterly)(1)	6/20/21	3.90	(23,671)	40,829	17,158

Turkey	1,160	1.00% (pays quarterly)(1)	6/20/25	5.51	(207,469)	192,482	(14,987)

Total	$24,980				$(145,656)	$255,109	$109,453

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Brazil	Citibank, N.A.	$1,050	1.00% (pays quarterly)(1)	12/20/30	2.84%	$(164,794)	$160,652	$(4,142)

Croatia	Nomura International PLC	5,000	1.00% (pays quarterly)(1)	12/20/21	0.27	48,038	52,168	100,206

Cyprus	Goldman Sachs International	5,000	1.00% (pays quarterly)(1)	12/20/21	0.54	32,463	61,491	93,954

Dubai	Bank of America, N.A.	2,000	1.00% (pays quarterly)(1)	12/20/22	1.02	1,457	13,624	15,081

Dubai	Bank of America, N.A.	3,000	1.00% (pays quarterly)(1)	6/20/23	1.08	(2,773)	7,177	4,404

Hungary	Barclays Bank PLC	2,200	1.00% (pays quarterly)(1)	12/20/21	0.25	21,504	2,341	23,845

Kazakhstan	Barclays Bank PLC	2,500	1.00% (pays quarterly)(1)	12/20/22	0.35	37,794	16,263	54,057

Mexico	Citibank, N.A.	1,150	1.00% (pays quarterly)(1)	12/20/30	1.90	(93,235)	95,282	2,047

35	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Portfolio of Investments — continued

Credit Default Swaps — Sell Protection (continued)

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Mexico	Goldman Sachs International	$1,100	1.00% (pays quarterly)(1)	12/20/30	1.90%	$(89,242)	$85,651	$(3,591)

Romania	Barclays Bank PLC	2,200	1.00% (pays quarterly)(1)	12/20/21	0.45	16,398	(1,176)	15,222

Total		$25,200				$(192,390)	$493,473	$301,083

*

If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2020, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $50,180,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Abbreviations:

COF	–	Cost of Funds 11th District

DIP	–	Debtor In Possession

EURIBOR	–	Euro Interbank Offered Rate

GDP	–	Gross Domestic Product

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

36	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Statement of Assets and Liabilities

Assets	October 31, 2020

Unaffiliated investments, at value (identified cost, $285,272,744)	$267,510,327

Affiliated investment, at value (identified cost, $13,984,834)	13,984,920

Cash	833,907

Deposits for derivatives collateral —

Financial futures contracts	202,028

Centrally cleared derivatives	5,756,002

OTC derivatives	110,000

Foreign currency, at value (identified cost, $235,107)	233,460

Interest receivable	2,058,460

Dividends receivable from affiliated investment	1,754

Receivable for investments sold	4,033,172

Receivable for variation margin on open centrally cleared derivatives	36,440

Receivable for open forward foreign currency exchange contracts	41,110

Receivable for open swap contracts	308,816

Receivable for closed swap contracts	499

Upfront payments on open non-centrally cleared swap contracts	1,176

Prepaid upfront fees on notes payable	21,318

Prepaid expenses and other assets	8,542

Total assets	$295,141,931

Liabilities

Notes payable	$55,000,000

Cash collateral due to broker	110,000

Payable for investments purchased	2,328,540

Payable for variation margin on open financial futures contracts	14,111

Payable for open forward foreign currency exchange contracts	269

Payable for open swap contracts	7,733

Upfront receipts on open non-centrally cleared swap contracts	494,649

Payable to affiliates:

Investment adviser fee	245,197

Trustees’ fees	1,740

Accrued expenses	311,427

Total liabilities	$58,513,666

Net Assets	$236,628,265

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 17,880,596 shares issued and outstanding	$178,806

Additional paid-in capital	269,113,448

Accumulated loss	(32,663,989)

Net Assets	$236,628,265

Net Asset Value

($236,628,265 ÷ 17,880,596 common shares issued and outstanding)	$13.23

37	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Statement of Operations

Investment Income	Year Ended October 31, 2020

Interest and other income	$13,521,223

Dividends from affiliated investment	124,369

Total investment income	$13,645,592

Expenses

Investment adviser fee	$2,997,863

Trustees’ fees and expenses	21,261

Custodian fee	270,239

Transfer and dividend disbursing agent fees	18,830

Legal and accounting services	157,935

Printing and postage	44,807

Interest expense and fees	1,389,541

Miscellaneous	53,428

Total expenses	$4,953,904

Net investment income	$8,691,688

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(7,860,913)

Investment transactions — affiliated investment	1,365

Financial futures contracts	4,563,841

Swap contracts	(2,268,948)

Foreign currency transactions	5,282

Forward foreign currency exchange contracts	(277,211)

Net realized loss	$(5,836,584)

Change in unrealized appreciation (depreciation) —

Investments	$(9,109,510)

Investments — affiliated investment	(1,426)

Financial futures contracts	37,073

Swap contracts	(671,974)

Foreign currency	2,470

Forward foreign currency exchange contracts	44,163

Net change in unrealized appreciation (depreciation)	$(9,699,204)

Net realized and unrealized loss	$(15,535,788)

Net decrease in net assets from operations	$(6,844,100)

38	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$8,691,688	$13,070,042

Net realized gain (loss)	(5,836,584)	165,914

Net change in unrealized appreciation (depreciation)	(9,699,204)	(2,278,648)

Net increase (decrease) in net assets from operations	$(6,844,100)	$10,957,308

Distributions to shareholders	$(13,663,267)	$(15,019,701)

Tax return of capital to shareholders	$(2,513,308)	$—

Net decrease in net assets	$(23,020,675)	$(4,062,393)

Net Assets

At beginning of year	$259,648,940	$263,711,333

At end of year	$236,628,265	$259,648,940

39	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2020

Net decrease in net assets from operations	$(6,844,100)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:

Investments purchased	(141,104,600)

Investments sold and principal repayments	155,239,086

Decrease in short-term investments, net	10,986,211

Net amortization/accretion of premium (discount)	6,665,676

Amortization of prepaid upfront fees on notes payable	58,727

Decrease in interest receivable	785,286

Decrease in dividends receivable from affiliated investment	25,189

Decrease in receivable for variation margin on open financial futures contracts	542,759

Increase in receivable for variation margin on open centrally cleared derivatives	(36,440)

Increase in receivable for open forward foreign currency exchange contracts	(37,723)

Decrease in receivable for open swap contracts	220,114

Increase in receivable for closed swap contracts	(499)

Decrease in upfront payments on open non-centrally cleared swap contracts	1,040

Decrease in prepaid expenses and other assets	4,763

Decrease in cash collateral due to broker	(19)

Increase in payable for variation margin on open financial futures contracts	14,111

Decrease in payable for variation margin on open centrally cleared derivatives	(207,191)

Decrease in payable for open forward foreign currency exchange contracts	(13,561)

Increase in payable for open swap contracts	7,733

Increase in upfront receipts on open non-centrally cleared swap contracts	222,260

Decrease in payable to affiliate for investment adviser fee	(31,182)

Decrease in payable to affiliate for Trustees’ fees	(110)

Decrease in accrued expenses	(189,062)

Increase in unfunded loan commitments	51,782

Net change in unrealized (appreciation) depreciation from investments	9,110,936

Net realized loss from investments	7,859,548

Net cash provided by operating activities	$43,330,734

Cash Flows From Financing Activities

Cash distributions paid	$(16,176,575)

Payment of upfront fees on notes payable	(57,500)

Proceeds from notes payable	38,000,000

Repayments of notes payable	(68,000,000)

Net cash used in financing activities	$(46,234,075)

Net decrease in cash and restricted cash*	$(2,903,341)

Cash and restricted cash at beginning of year (including foreign currency)	$10,038,738

Cash and restricted cash at end of year (including foreign currency)	$7,135,397

Supplemental disclosure of cash flow information

Cash paid for interest and fees on borrowings	$1,547,022

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(1,481).

40	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Statement of Cash Flows — continued

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

October 31, 2020

Cash	$833,907

Deposits for derivatives collateral —

Financial futures contracts	202,028

Centrally cleared derivatives	5,756,002

OTC derivatives	110,000

Foreign currency	233,460

Total cash and restricted cash as shown on the Statement of Cash Flows	$7,135,397

41	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Financial Highlights

	Year Ended October 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$14.520	$14.750	$15.310	$15.050	$15.370

Income (Loss) From Operations

Net investment income(1)	$0.486	$0.731	$0.688	$0.702	$0.723

Net realized and unrealized gain (loss)	(0.871)	(0.121)	(0.399)	0.544	0.030

Total income (loss) from operations	$(0.385)	$0.610	$0.289	$1.246	$0.753

Less Distributions

From net investment income	$(0.764)	$(0.840)	$(0.849)	$(0.913)	$(0.635)

Tax return of capital	(0.141)	—	—	(0.073)	(0.445)

Total distributions	$(0.905)	$(0.840)	$(0.849)	$(0.986)	$(1.080)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$—	$—	$—	$—	$0.007

Net asset value — End of year	$13.230	$14.520	$14.750	$15.310	$15.050

Market value — End of year	$11.850	$13.210	$12.700	$14.190	$13.360

Total Investment Return on Net Asset Value(2)	(1.80)%	4.93%	2.56%	9.16%	6.10%

Total Investment Return on Market Value(2)	(3.32)%	10.87%	(4.63)%	13.86%	6.60%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$236,628	$259,649	$263,711	$273,837	$269,154

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees	1.48%	1.41%	1.43%	1.49%	1.53%

Interest and fee expense(3)	0.57%	1.14%	0.93%	0.72%	0.61%

Total expenses	2.05%	2.55%	2.36%	2.21%	2.14%

Net investment income	3.59%	4.97%	4.57%	4.61%	4.81%

Portfolio Turnover	47%	46%	32%	50%	42%

Senior Securities:

Total notes payable outstanding (in 000’s)	$55,000	$85,000	$76,000	$83,000	$102,000

Asset coverage per $1,000 of notes payable(4)	$5,302	$4,055	$4,470	$4,299	$3,639

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Interest and fee expense relates to borrowings for the purpose of financial leverage (see Note 7).

(4)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

42	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Diversified Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary goal of high current income.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

43

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Notes to Financial Statements — continued

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest, if any, have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments. At October 31, 2020, the Fund had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Fund and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP

44

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Notes to Financial Statements — continued

guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering forward foreign currency exchange contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

K  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

L  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 9. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

M  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

2  Distributions to Shareholders and Income Tax Information

The Fund intends to make monthly distributions to shareholders and at least one distribution annually of all or substantially all of its net realized capital gains. In its distributions, the Fund intends to include amounts attributable to the imputed interest on foreign currency exposures through long and short positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivative positions. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. In certain circumstances, a portion of distributions to shareholders may include a return of capital component.

45

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2020 and October 31, 2019 was as follows:

	Year Ended October 31,
	2020	2019

Ordinary income	$13,663,267	$15,019,701

Tax return of capital	$2,513,308	—

During the year ended October 31, 2020, accumulated loss was increased by $33,508 and paid-in capital was increased by $33,508 due to differences between book and tax accounting, primarily for swap contracts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(10,474,940)

Net unrealized depreciation	$(22,189,049)

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $10,474,940 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $5,576,571 are short-term and $4,898,369 are long-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at October 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$303,142,993

Gross unrealized appreciation	$6,826,270

Gross unrealized depreciation	(29,030,918)

Net unrealized depreciation	$(22,204,648)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM, a wholly-owned subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement between the Fund and EVM, the fee is computed at an annual rate of 0.75% of the Fund’s average daily total leveraged assets, subject to the limitation described below, and is payable monthly. Total leveraged assets as referred to herein represent net assets plus liabilities or obligations attributable to investment leverage and the notional value of long and short forward foreign currency contracts, futures contracts and swaps held by the Fund. The notional value of a contract for purposes of calculating total leveraged assets is the stated dollar value of the underlying reference instrument at the time the derivative position is entered into and remains constant throughout the life of the derivative contract. However, the derivative contracts are marked-to-market daily and any unrealized appreciation or depreciation is reflected in the Fund’s net assets. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions are netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in foreign obligations in a given country denominated in the same currency, total leveraged assets are calculated by excluding the smaller of the long or short position.

The investment advisory agreement provides that if investment leverage exceeds 40% of the Fund’s total leveraged assets, EVM will not receive a management fee on total leveraged assets in excess of this amount. As of October 31, 2020, the Fund’s investment leverage was 38% of its total leveraged assets. For the year ended October 31, 2020, the Fund’s investment adviser fee amounted to $2,997,863 or 0.74% of the Fund’s average daily total leveraged assets and 1.24% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms

46

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Notes to Financial Statements — continued

of the Trustees Deferred Compensation Plan. For the year ended October 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities, paydowns and principal repayments on Senior Loans, for the year ended October 31, 2020 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$85,262,409	$98,878,964

U.S. Government and Agency Securities	49,939,136	60,257,367

	$135,201,545	$159,136,331

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended October 31, 2020 and October 31, 2019.

In November 2013, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the years ended October 31, 2020 and October 31, 2019.

According to filings made on Schedule 13D and 13G pursuant to Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended, one shareholder owned 36.6% of the Fund’s common shares.

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts, forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2020 is included in the Portfolio of Investments. At October 31, 2020, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:

Credit Risk: The Fund enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase of securities.

Foreign Exchange Risk: The Fund holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.

Interest Rate Risk: The Fund utilizes various interest rate derivatives including futures contracts and interest rate swaps to manage the duration of its portfolio and to hedge against fluctuations in securities prices due to interest rates.

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2020, the fair value of derivatives with credit-related contingent features in a net liability position was $350,313. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $250,991 at October 31, 2020.

The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or

47

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Notes to Financial Statements — continued

termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at October 31, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2020.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2020 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate		Total

Accumulated loss	$202,307 *	$—	$178,617	*	$380,924

Receivable for open forward foreign currency exchange contracts	—	41,110	—		41,110

Receivable/Payable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	157,654	—	—		157,654

Total Asset Derivatives	$359,961	$41,110	$178,617		$579,688

Derivatives not subject to master netting or similar agreements	$202,307	$—	$178,617		$380,924

Total Asset Derivatives subject to master netting or similar agreements	$157,654	$41,110	$—		$198,764

	Credit	Foreign Exchange	Interest Rate		Total

Accumulated loss	$(347,963)*	$—	$(1,017,456	)*	$(1,365,419)

Payable for open forward foreign currency exchange contracts	—	(269)	—		(269)

Payable/Receivable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	(350,044)	—	—		(350,044)

Total Liability Derivatives	$(698,007)	$(269)	$(1,017,456)		$(1,715,732)

Derivatives not subject to master netting or similar agreements	$(347,963)	$—	$(1,017,456)		$(1,365,419)

Total Liability Derivatives subject to master netting or similar agreements	$(350,044)	$(269)	$—		$(350,313)

*

For futures contracts and centrally cleared derivatives, amount represents value as shown in the Portfolio of Investments. Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared derivatives, as applicable.

48

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Notes to Financial Statements — continued

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of October 31, 2020.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Bank of America, N.A.	$1,457	$(1,457)	$—	$—	$—	$—

Barclays Bank PLC	75,696	—	—	(75,696)	—	110,000

BNP Paribas	29,077	—	—	—	29,077	—

Goldman Sachs International	32,463	(32,463)	—	—	—	—

Nomura International PLC	48,038	—	(48,038)	—	—	—

Standard Chartered Bank	12,033	(269)	—	—	11,764	—

	$198,764	$(34,189)	$(48,038)	$(75,696)	$40,841	$110,000

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Bank of America, N.A.	$(2,773)	$1,457	$—	$—	$(1,316)	$—

Citibank, N.A.	(258,029)	—	250,991	—	(7,038)	—

Goldman Sachs International	(89,242)	32,463	—	—	(56,779)	—

Standard Chartered Bank	(269)	269	—	—	—	—

	$(350,313)	$34,189	$250,991	$—	$(65,133)	$—

Total — Deposits for derivatives collateral — OTC derivatives						$110,000

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2020 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total

Net realized gain (loss) —

Financial futures contracts	$—	$—	$4,563,841	$4,563,841

Swap contracts	(606,091)	—	(1,662,857)	(2,268,948)

Forward foreign currency exchange contracts	—	(277,211)	—	(277,211)

Total	$(606,091)	$(277,211)	$2,900,984	$2,017,682

Change in unrealized appreciation (depreciation) —

Financial futures contracts	$—	$—	$37,073	$37,073

Swap contracts	(449,187)	—	(222,787)	(671,974)

Forward foreign currency exchange contracts	—	44,163	—	44,163

Total	$(449,187)	$44,163	$(185,714)	$(590,738)

49

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Notes to Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2020, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts

$33,544,000	$4,377,000	$10,803,000	$67,268,000

*	The average notional amount of forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

7  Credit Agreement

The Fund has entered into a Credit Agreement (the Agreement) with a bank to borrow up to a limit of $115 million ($120 million prior to March 17, 2020) pursuant to a 364-day revolving line of credit. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, in effect through March 16, 2021, the Fund pays a commitment fee of 0.15% on the borrowing limit. In connection with the renewal of the Agreement on March 19, 2020, the Fund paid an upfront fee of $57,500, which is being amortized to interest expense through March 16, 2021. The unamortized balance at October 31, 2020 is approximately $21,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. Also included in interest expense is $22,545 of amortization of previously paid upfront fees related to the period from November 1, 2019 through March 17, 2020 when the Agreement was renewed. The Fund is required to maintain certain net asset levels during the term of the Agreement. At October 31, 2020, the Fund had borrowings outstanding under the Agreement of $55,000,000 at an annual interest rate of 0.95%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at October 31, 2020 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2020. For the year ended October 31, 2020, the average borrowings under the Agreement and the average annual interest rate (excluding fees) were $66,707,650 and 1.71%, respectively.

8  Investments in Affiliated Funds

At October 31, 2020, the value of the Fund’s investment in affiliated funds was $13,984,920, which represents 5.9% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended October 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$24,972,867	$197,899,301	$(208,887,187)	$1,365	$(1,426)	$13,984,920	$124,369	13,984,920

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

50

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Notes to Financial Statements — continued

At October 31, 2020, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$76,691,077	$218,018	$76,909,095

Corporate Bonds & Notes	—	26,291,816	—	26,291,816

Foreign Government Securities	—	28,165,171	—	28,165,171

Sovereign Loans	—	3,117,961	—	3,117,961

Mortgage Pass-Throughs	—	34,034,107	—	34,034,107

Collateralized Mortgage Obligations	—	39,209,856	—	39,209,856

Commercial Mortgage-Backed Securities	—	17,341,452	—	17,341,452

Asset-Backed Securities	—	39,662,786	—	39,662,786

Common Stocks	104,559	580,192	1,025,045	1,709,796

Preferred Stocks	—	4,155	62,431	66,586

Warrants	—	—	0	0

Miscellaneous	—	1,735	—	1,735

Short-Term Investments —

U.S. Treasury Obligations	—	999,966	—	999,966

Other	—	13,984,920	—	13,984,920

Total Investments	$104,559	$280,085,194	$1,305,494	$281,495,247

Forward Foreign Currency Exchange Contracts	$—	$41,110	$—	$41,110

Futures Contracts	38,231	—	—	38,231

Swap Contracts	—	500,347	—	500,347

Total	$142,790	$280,626,651	$1,305,494	$282,074,935

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(269)	$—	$(269)

Futures Contracts	(125,242)	—	—	(125,242)

Swap Contracts	—	(1,590,221)	—	(1,590,221)

Total	$(125,242)	$(1,590,490)	$—	$(1,715,732)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2020 is not presented.

10  Risks and Uncertainties

Risks Associated with Foreign Investments

The Fund’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

51

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Notes to Financial Statements — continued

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

11  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 10, 2020, the Fund’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Fund shareholders for approval, and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on October 29, 2020 who have voting power with respect to such shares are entitled to be present and vote at a joint special meeting of shareholders to be held on January 7, 2021 and at any adjournments or postponements thereof.

52

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Short Duration Diversified Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Diversified Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2020, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 17, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

53

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

54

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

55

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Short Duration Diversified Income Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

56

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Short Duration Diversified Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds.

Name and Year of Birth	Fund Position(s)	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2021. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class III Trustee	Until 2023. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class I Trustee	Until 2021. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Class II Trustee	Until 2022. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class III Trustee	Until 2023. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

57

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2022. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Class III Trustee	Until 2023. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Class II Trustee	Until 2022. Trustee since 2018.

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Class III Trustee	Until 2023. Trustee since 2018.

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Class II Trustee	Until 2022. Trustee since 2015.

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Class I Trustee	Until 2021. Trustee since 2016.

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Fund Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

58

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2020

Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election. Each officer serves until his or her successor is elected.

59

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

60

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2319    10.31.20

Item 2.	Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2019 and October 31, 2020 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/19	10/31/20
Audit Fees	$105,363	$104,392
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$25,770	$21,197
All Other Fees(3)	$0	$0

Total	$131,133	$125,589

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2019 and October 31, 2020; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/19	10/31/20
Registrant	$25,770	$21,197
Eaton Vance(1)	$59,903	$51,800

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), William H. Park, Helen Frame Peters and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” of “Eaton Vance”) is the investment adviser of the Fund. Catherine M. McDermott, Sarah C. Orvin, Eric A. Stein and Andrew Szczurowski comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments.

Ms. McDermott is a Vice President of EVM and has been a portfolio manager of the Fund since January 2008. Ms. Orvin is a Vice President of EVM and has been a portfolio manager of the Fund since December 2016. Mr. Stein is a Vice President and Chief Investment Officer – Fixed Income of EVM, has been a portfolio manager of the Fund since December 2012. Mr. Szczurowski is a Vice President of EVM and has been a portfolio manager of the Fund since November 2011. Ms. McDermott and Messrs. Stein and Szczurowski have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars), in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Catherine C. McDermott
Registered Investment Companies	8	$5,514.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Sarah C. Orvin
Registered Investment Companies	1	$296.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Eric A. Stein(1)
Registered Investment Companies	12	$20,259.0	0	$0

Other Pooled Investment Vehicles	7	$1,289.6	0	$0
Other Accounts	0	$0	0	$0
Andrew Szczurowski(1)
Registered Investment Companies	5	$14,982.6	0	$0
Other Pooled Investment Vehicles	1	$90.9	0	$0
Other Accounts	0	$0	0	$0

(1)

This portfolio manager serves as portfolio manager of one or more registered investment companies and/or pooled investment vehicles that invest or may invest in one or more underlying registered investment companies and/or separate pooled investment vehicles in the Eaton Vance family of funds. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Catherine C. McDermott	None
Sarah C. Orvin	None
Eric A. Stein	$1 - $10,000
Andrew Szczurowski	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp. (“EVC”) nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to Sharpe ratio, which uses standard deviation and excess return to determine reward per unit of risk. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. Pursuant to the Deferred Alpha Incentive Plan, a portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager, that are not advised by Calvert Management and Research to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash award to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Short Duration Diversified Income Fund

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	December 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 21, 2020

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	December 21, 2020